As filed with the Securities and Exchange Commission on February 18, 2022

Securities Act File No. 333-

Investment Company Act File No. 811-22481

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

Registration Statement

under

the Securities Act of 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

and/or

Registration Statement

Under

the Investment Company Act of 1940	☒
Amendment No. 6	☒

Apollo Senior Floating Rate Fund Inc.

(Exact Name of Registrant as Specified In Charter)

9 West 57th Street

New York, NY 10019

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 212-515-3200

Joseph Moroney

Apollo Senior Floating Rate Fund Inc.

9 West 57th Street

New York, NY 10019

(Name and Address of Agent For Service)

Copies of information to:

P. Jay Spinola, Esq.

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

Approximate Date of Commencement of Proposed Public Offering: From time to time after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box  ☐

If any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan, check the following box  ☒

If this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto, check the following box  ☒

If this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box  ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box  ☐

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:                 .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:                 .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:                 .

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).
☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☒	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).
☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED FEBRUARY 18, 2022

PROSPECTUS

Apollo Senior Floating Rate Fund Inc.

[●] Shares of Common Stock

The Fund. Apollo Senior Floating Rate Fund Inc. (the “Fund”) is a corporation organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as a diversified, closed-end management investment company. The Fund commenced operations on February 23, 2011 following the initial public offering of the Fund’s shares of common stock (the “Common Shares”).

Investment Objective and Strategies. The Fund’s investment objective is to seek current income and preservation of capital. The Fund seeks to achieve its investment objective by investing primarily in senior, secured loans made to companies whose debt is rated below investment grade (“Senior Loans”) and investments with similar characteristics. Senior Loans typically hold a first lien priority and pay interest at rates that are determined periodically on the basis of a floating base lending rate plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) or the Secured Overnight Financing Rate (“SOFR”), and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate used by commercial lenders. Senior Loans are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrower(s)”) that operate in various industries and geographical regions. The Fund seeks to generate current income and preservation of capital through a disciplined approach to credit selection and under normal market conditions will invest at least 80% of its Managed Assets (as defined in this prospectus) in floating rate Senior Loans and investments with similar economic characteristics. This policy and the Fund’s investment objective are not fundamental and may be changed by the board of directors of the Fund with at least 60 days’ prior written notice provided to shareholders. Part of the Fund’s investment objective is to seek preservation of capital. The Fund’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that the Fund will achieve its investment objective.

The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “AFT.” As of January 31, 2022, the net assets of the Fund attributable to Common Shares were $256,524,091 and the Fund had outstanding 15,573,575 Common Shares. The last reported sale price of the Fund’s Common Shares, as reported by the NYSE on [●], 2022 was $[●] per Common Share. The net asset value (“NAV”) of the Fund’s Common Shares at the close of business on [●], 2022 was $[●] per Common Share.

Investment in the Fund’s Common Shares involves certain risks. Before buying any of the Fund’s Common Shares, you should read the discussion of the principal risks of investing in the Fund in “Risk Factors” beginning on page 22 of this prospectus.

Shares of closed-end management investment companies frequently trade at a discount to their NAV. If the Fund’s Common Shares trade at a discount to their NAV, the risk of loss may increase for purchasers in a public offering.

Neither the U.S. Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is [●].

Leverage. The Fund utilizes leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Fund has entered into an amended and restated credit facility (the “Amended Credit Facility”) with Sumitomo Mitsui Banking Corporation as lender. The use of leverage is a speculative technique that involves special risks associated with the leveraging of common stock. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed. See “Leverage.”

The Offering. This prospectus is part of a registration statement that the Fund has filed with the SEC, using the “shelf” registration process. [The Fund may offer, from time to time, in one or more offerings, up to [●] of the Common Shares on terms to be determined at the time of the offering.] This prospectus provides you with a general description of the Common Shares that the Fund may offer. Each time the Fund uses this prospectus to offer Common Shares, the Fund will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. You should read this prospectus and the applicable prospectus supplement, which contain important information about the Fund, carefully before you invest in the Common Shares. Common Shares may be offered directly to one or more purchasers, through agents designated from time to time by the Fund, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents, underwriters or dealers involved in the sale of Common Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and its agents or underwriters or the basis upon which such amount may be calculated.

Please retain this prospectus and any prospectus supplement for future reference. They set forth concisely the information about the Fund you should know before investing. You should read the prospectus and prospectus supplement carefully before deciding whether to invest. The information required to be in the Fund’s statement of additional information is found in this prospectus. You may call (800) 882-0052 to request the Fund’s annual and semi-annual reports or other information about the Fund, and to make shareholder inquires. The Fund makes available the Fund’s annual and semi-annual reports, free of charge, at www.apollofunds.com. Information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus. You may also obtain other information regarding the Fund on the SEC website (http://www.sec.gov) or with the payment of a duplication fee, by electronic request at publicinfo@sec.gov.

The Common Shares are not a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus and any applicable prospectus supplement. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell Common Shares in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus and any applicable prospectus supplement is accurate only as of the date of this prospectus or the date of the applicable prospectus supplement. The Fund’s business, financial condition and prospects may have changed since that date.

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund’s shares of common stock (“Common Shares”). You should review the more detailed information contained in this prospectus and, the applicable prospectus supplement, especially the information set forth under the heading “Principal Risks of the Fund.”

The Fund	Apollo Senior Floating Rate Fund Inc. is a diversified, closed-end management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Throughout this Prospectus, we refer to Apollo Senior Floating Rate Fund Inc. as the “Fund” or as “we,” “us” or “our.” See “The Fund.”

The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “AFT.” As of January 31, 2022, the net assets of the Fund attributable to Common Shares were $256,524,091 and the Fund had outstanding 15,573,575 Common Shares. The last reported sale price of the Fund’s Common Shares, as reported by the NYSE on [●], 2022 was $[●] per Common Share. The net asset value (“NAV”) of the Fund’s Common Shares at the close of business on [●], 2022 was $[●] per Common Share.

The Offering	[The Fund may offer, from time to time, in one or more offerings, up to [●] of the Common Shares on terms to be determined at the time of the offering.] This prospectus provides you with a general description of the Common Shares that the Fund may offer. Each time the Fund uses this prospectus to offer Common Shares, the Fund will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. You should read this prospectus and the applicable prospectus supplement, which contain important information about the Fund, carefully before you invest in the Common Shares. Common Shares may be offered directly to one or more purchasers, through agents designated from time to time by the Fund, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents, underwriters or dealers involved in the sale of Common Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and its agents or underwriters or the basis upon which such amount may be calculated.

Investment Objective and Policies	Please refer to the section of the Fund’s [most recent annual report on Form N-CSR entitled “Fund Investment Objectives, Policies and Risks—AFT—Investment Objective and Policies”], which is incorporated by reference herein, for a discussion of the Fund’s investment objectives and policies.

Use of Leverage	The Fund utilizes leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Fund has entered into an amended and restated credit facility (the “Amended Credit Facility”) with Sumitomo Mitsui Banking Corporation as lender, on September 1, 2021 which matures on September 1, 2022. Under the Amended Credit Facility, the Fund may borrow a single term loan not to exceed $121,000,000 and may borrow up to an additional $12,000,000 on a revolving basis (the “Revolving Loan”). Borrowings under this facility bear interest at a rate of the London Interbank Offered Rate (“LIBOR”) plus 0.825%. The unused portion of the Revolving Loan would be subject to a quarterly commitment fee equal to 0.125% per annum on the average daily amount of available commitments. The Fund has granted a security interest in substantially all of its assets in the event of default under the Amended Credit Facility. As of January 31, 2022 the Fund has $130,000,000 of principal outstanding under the Amended Credit Facility. The Fund may also obtain leverage by issuing preferred shares and/or notes and may also borrow funds from banks and other financial institutions. The Fund may also gain leverage synthetically through swaps and other derivatives.

The use of leverage to purchase additional securities creates an opportunity for increased Common Share dividends, but also creates risks for shareholders, including increased variability of the Fund’s net income, distributions and/or NAV in relation to market changes. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified due to the use of leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Fund’s NAV, which will be borne entirely by the Fund’s holders of Common Shares. If the Fund issues preferred shares and/or notes or engages in other borrowings, it will have to pay dividends on its shares or interest on its notes or borrowings, which will increase expenses and may reduce the Fund’s return. These dividend payments or interest expenses (which will be borne entirely by the holders of Common Shares) may be greater than the Fund’s return on the underlying investments. The Fund’s leveraging strategy may not be successful. See “Leverage.”

The Amended Credit Facility contains certain customary affirmative and negative covenants, including limitations on debt, liens and restricted payments, as well as certain portfolio limitations and customary prepayment provisions, including a requirement to prepay loans or take certain other actions if certain asset value tests are not met.

Investment Adviser	Apollo Credit Management, LLC (the “Adviser”) serves as the Fund’s investment adviser. The Adviser provides certain investment advisory, management and administrative services to the Fund pursuant to an investment advisory and management agreement with the Fund (the “Investment Advisory Agreement”). For its services, the Fund pays the Adviser a monthly fee at the annual rate of 1.0% of the average daily value of the Fund’s Managed Assets. “Managed Assets” are defined as the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to money borrowed or notes issued by the Fund) minus the sum of the Fund’s accrued liabilities, including accrued interest and accumulated dividends (other than liabilities for money borrowed (including the liquidation preference of preferred shares) or notes issued). Since the Fund utilizes leverage, the fees paid to the Adviser for investment advisory and management services are higher than if the Fund did not utilize leverage because the fees paid are calculated based on the Fund’s Managed Assets. For the fiscal year ended December 31, 2021, the Adviser earned fees of $3,857,083 from the Fund.

The Adviser may elect from time to time, in its sole discretion, to waive its receipt of the advisory fee from the Fund. If the Adviser elects to waive its compensation, such action may have a positive effect on the Fund’s performance or yield. The Adviser is under no obligation to waive its fees, may elect not to do so, may decide to waive its compensation periodically or may decide to waive its compensation on the Fund at any given time.

The Fund and the Adviser have also entered into an Administrative Services and Reimbursement Agreement pursuant to which the Adviser provides certain administrative services, personnel and facilities to the Fund and performs operational services necessary for the operation of the Fund not otherwise provided by other service providers of the Fund. These services may include, without limitation, certain bookkeeping and recordkeeping services, compliance and legal services, investor relations assistance, and accounting and auditing support. Pursuant to this Agreement, the Fund reimburses the Adviser at cost, at the Adviser’s request, for certain costs and expenses incurred by the Adviser that are necessary for the administration and operation of the Fund. For the fiscal year ended December 31, 2021, the Adviser provided services under this Agreement totaling $846,784 for the Fund.

See “Agreements with Adviser.”

Board of Directors	The board of directors of the Fund (the “Board of Directors” or the “Board”) is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies by the Investment Company Act and applicable Maryland law. The directors of the Fund (the “Directors”) are divided into three classes, serving staggered three-year terms. Any vacancy on the Board of Directors may be filled only by a majority of the remaining Directors, except to the extent that applicable law requires the election of directors by shareholders.

Distributions	The Fund intends to make regular monthly cash distributions of all or a portion of its net investment income available to holders of Common Shares. The Fund intends to pay shareholders at least annually all or substantially all of its capital gains and net investment income after the payment of dividends and interest owed with respect to outstanding preferred shares and/or notes or other forms of leverage utilized by the Fund, although for cash management purposes, the Fund may elect to retain distributable amounts and pay an excise tax. If the Fund makes a long-term capital gain distribution, it will be required to allocate such gain between the Common Shares and any preferred shares issued by the Fund in proportion to the total dividends paid to each class for the year in which the income is realized.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than the other. The Fund will make a distribution only if authorized by the Board and declared by the Fund out of assets legally available for these distributions. The Fund may pay a special distribution at the end of each calendar year, if necessary, to comply with U.S. federal income tax requirements. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital to shareholders, which would reduce the Fund’s NAV and, over time, potentially increase the Fund’s expense ratio. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. The Board may elect to change the Fund’s distribution policy at any time.

The Fund has adopted a dividend reinvestment plan that allows for reinvestment of dividend distributions on behalf of holders of Common Shares. As a result, if the Board of Directors authorizes, and the Fund declares, a cash dividend, then shareholders who have “opted in” to the dividend reinvestment plan will have their cash dividends automatically reinvested in additional Common Shares, rather than receiving the cash dividends.

See “Distributions.”

Listing of Shares	The Fund’s Common Shares are listed on the NYSE under the symbol “AFT.” See “Description of Shares—Common Shares.”

Administrative, Custodian and Transfer Agent Services

The Fund has entered into an agreement with U.S. Bancorp Fund Services, LLC to provide accounting and administrative services, as well as a separate agreement with U.S. Bank National Association to provide custodial services (together, “U.S. Bank”). Under the terms of the agreements, U.S. Bank is responsible for providing services necessary in the daily operations of the Fund, such as maintaining the

Fund’s books and records, calculating the Fund’s NAV, settling all portfolio trades, preparing regulatory filings and acting as corporate secretary.

The Fund has also entered into an agreement with American Stock Transfer & Trust Company, LLC (“AST”) to serve as the Fund’s transfer agent, dividend disbursing agent and reinvestment plan administrator.

See “Administrative, Custodian and Transfer Agent Services.”

Market Price of Shares	Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their NAVs. This is commonly referred to as “trading at a discount.” As a result, the Fund is designed primarily for long-term investors. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether an investor will realize gains or losses upon the sale of the Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor’s purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as relative supply of and demand for the Common Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above NAV. As with any security, complete loss of investment is possible.

Risk Considerations	An investment in Common Shares of the Fund involves substantial risk. Please refer to the section of the Fund’s most recent [annual report on Form N-CSR entitled “Fund Investment Objectives, Policies and Risks—AFT Risk Factors”], which is incorporated by reference herein, for a discussion of the risks of investing in the Fund. You should carefully consider those risks, which are described in more detail under “Risk Factors” beginning on page [●] of this Prospectus, along with additional risks relating to investments in the Fund.

SUMMARY OF FUND EXPENSES

The purpose of the following table and example below is to help you understand the fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly, as a result of an offering. The table reflects the use of leverage in the form of borrowings in an amount equal to [33]% of the Fund’s Managed Assets (after the leverage is incurred), and shows Fund expenses as a percentage of net assets attributable to Common Shares. The Fund’s actual expenses may vary from the estimated expenses shown in the table. The extent of the Fund’s assets attributable to leverage following an offering, and the Fund’s associated expenses, are likely to vary (perhaps significantly) from these assumptions.

Shareholder Transaction Expenses	Percentage of Offering Price
Sales load paid by you (as a percentage of offering price)	[●]%(1)
Offering Expenses borne by Common Shareholders (as a percentage of offering price) (1)	[●]%
Dividend reinvestment plan fees	[None](2)

Annual Expenses	Percentage of Net Assets (6) Attributable to Common Shares (Includes Leverage)
Investment management fee (3)	[●]%
Interest payments on borrowed funds (4)	[●]%
Other expenses (5)	[●]%
Total annual Fund operating expenses	[●]%

(1)

If the Common Shares are sold to or through agents, a corresponding prospectus supplement will set forth any applicable sales load and the estimated offering expenses. Holders of Common Shares will pay all offering expenses involved with an offering.

(2)

[There is no charge to participants for reinvesting dividends or capital gains distributions. The Fund’s plan agent service fee for handling the reinvestment of such dividends and capital gains distributions will be paid by the Fund. Shareholders will bear a proportionate share of brokerage commissions on all open market purchases.]

(3)

The Adviser receives a monthly management fee for its advisory services equal to an effective annual rate of 1.0% of the average daily value of the Fund’s Managed Assets assuming that [●] Common Shares are outstanding and the amount of leverage of [33]% of the Fund’s Managed Assets is used.

(4)

Interest expense assumes that leverage represents [33]% of the Fund’s Managed Assets and is charged at an interest rate pursuant to the Amended Credit Facility. As of the date of this prospectus, the annualized interest rate on the drawn balance is [●]%.

(5)	“Other expenses” are based upon estimated amounts for the current fiscal year and assumes [●] Common Shares are outstanding.
(6)

For purposes of the Fee Table, the Fund’s net assets have been calculated as Managed Assets less the principal amount of borrowings under the Amended Credit Facility. As of the date of this prospectus, the Fund does not have any preferred shares outstanding.

Example

The following example illustrates the hypothetical expenses (including the sales load of $[●], estimated offering expenses of this offering of $[●] and the estimated costs of borrowings with the Fund utilizing leverage representing [●]% of the Fund’s Managed Assets) that you would pay on a $1,000 investment in Common Shares, assuming (1) total net annual expenses of [●]% of net assets attributable to Common Shares and (2) a 5% annual return:

1 Year	3 Years	5 Years	10 Years
$[●]	$[●]	$[●]	$[●]

*

The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower. The example assumes that the estimated “Other expenses” set forth in the Fee Table is accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example. In connection with an offering of Common Shares, the prospectus supplement will set forth an example including sales load and estimated offering costs.

FINANCIAL HIGHLIGHTS

The selected data below sets forth the per share operating performance and ratios and information regarding the Fund’s outstanding senior securities for the periods presented. The financial information was derived from and should be read in conjunction with the [Financial Statements of the Fund and Notes thereto], which are incorporated by reference into this prospectus. The financial information for the five fiscal years ended December 31, 2021, 2020, 2019, 2018 and 2017 has been audited by [●], the Fund’s independent registered public accounting firm, whose unqualified report on such Financial Statements is incorporated by reference into this prospectus.

For a Common Share Outstanding

Per Common Share Operating Performance:	For the Year Ended December 31, 2021			For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Net Asset Value, Beginning of Year	$	[	●]	$16.94	$16.34	$17.86	$18.07
Income from Investment Operations:
Net investment income (a)		[	●]	0.98	1.21	1.25	1.13
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments		[	●]	(0.75)	0.59	(1.51)	(0.18)
Total from investment operations		[	●]	0.23	1.80	(0.26)	0.95
Less Distributions Paid to Common Shareholders from:
Net investment income		[	●]	(1.02)	(1.20)	(1.26)	(1.16)
Total distributions paid to Common Shareholders		[	●]	(1.02)	(1.20)	(1.26)	(1.16)
Net Asset Value, End of Year	$	[	●]	$16.15	$16.94	$16.34	$17.86
Market Value, End of Year	$	[	●]	$14.40	$15.14	$14.39	$16.22
Total return based on net asset value (b)		[	●]%	2.99%	12.35%	(0.98)%	5.80%
Total return based on market value (b)		[	●]%	2.75%	14.02%	(3.98)%	(0.22)%

Ratios to Average Net Assets Applicable to Common Shareholders:
Ratio of total expenses to average net assets		[	●]%	3.12%	4.01%	3.84%	3.33%
Ratio of net expenses to average net assets		[	●]%	3.12%	4.01%	3.84%	3.33%
Ratio of net investment income to average net assets		[	●]%	6.37%	7.23%	7.10%	6.24%
Supplemental Data:
Portfolio turnover rate		[	●]%	93.6%	101.2%	122.4%	102.2%
Net assets at end of year (000’s)	$	[	●]	$251,534	$263,807	$254,427	$278,070

Senior Securities:
Principal loan outstanding (in 000’s)	$	[	●]	$121,000	$141,000	$141,000	$141,000
Asset coverage per $1,000 of loan outstanding (c)	$	[	●]	$3,079	$2,871	$2,804	$2,972

(a)	Based on the weighted average outstanding shares.
(b)	Total return based on net asset value and total return based on market value assuming all distributions reinvested at reinvestment rate.
(c)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.

For a Common Share Outstanding

Per Common Share Operating Performance:	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014		For the Year Ended December 31, 2013		For the Year Ended December 31, 2012
Net Asset Value, Beginning of Year	$16.92	$18.30	$19.12		$18.73		$17.68
Income from Investment Operations:
Net investment income (a)	1.24	1.22	1.18		1.34		1.39
Net realized and unrealized gain/(loss) on investments	1.15	(1.37)	(0.75)		0.35		1.10
Distributions from net investment income to Series A Preferred Shareholders	—	—	(0.02)		(0.04)		(0.05)
Total from investment operations	2.39	(0.15)	0.41		1.65		2.44
Less Distributions Paid to Common Shareholders from:
Net investment income	(1.24)	(1.23)	(1.23)		(1.26)		(1.38)
Net realized gain on investments	—	—	—		—		(0.01)
Total distributions paid to Common Shareholders	(1.24)	(1.23)	(1.23)		(1.26)		(1.39)
Net Asset Value, End of Year	$18.07	$16.92	$18.30		$19.12		$18.73
Market Value, End of Year	$17.40	$15.15	$16.63		$18.10		$18.77
Total return based on net asset value (b)	15.33%	(0.52)%	2.63%		9.19%		14.23%
Total return based on market value (b)	24.03%	(1.98)%	(1.48)%		3.14%		26.41%

Ratios to Average Net Assets Applicable to Common Shareholders:
Ratio of total expenses to average net assets	3.21%	3.01%	3.07%		3.00%		3.21%
Ratio of net expenses to average net assets	3.21%	3.01%	3.07%		3.00%		3.18%
Ratio of net investment income to average net assets	7.11%	6.71%	6.22	%(c)	7.03	%(c)	7.51	%(c)
Ratio of net investment income to average net assets net of distributions to Series A Preferred Shareholders	—	—	6.13%		6.80%		7.25%
Supplemental Data:
Portfolio turnover rate	109.5%	66.1%	80.0%		72.0%		66.6%
Net assets at end of year (000’s)	$281,328	$263,438	$284,992		$297,731		$290,822

Senior Securities:
Total Series A Preferred Shares outstanding	—	—	—		1,534		1,534
Liquidation and market value per Series A Preferred Shares	—	—	—		$20,000		$20,000
Asset coverage per share(d)	—	—	—		$294,078		$289,574
Principal loan outstanding (in 000’s)	$141,000	$149,269	$149,269		$122,705		$122,705
Asset coverage per $1,000 of loan outstanding	$2,995 (e)	$2,765 (e)	$2,909	(e)	$3,676	(f)	$3,620	(f)

(a)	Based on weighted average outstanding shares.
(b)	Total return based on net asset value and total return based on market value assuming all distributions reinvested at reinvestment rate.

(c)	Net investment income ratio does not reflect payment to preferred shareholders.
(d)

Calculated by subtracting the Fund’s total liabilities (not including the Series A Preferred Shares and borrowings outstanding) from the Fund’s total assets, and dividing this by the number of Series A Preferred Shares outstanding.

(e)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.
(f)

Calculated by subtracting the Fund’s total liabilities (not including the Series A Preferred Shares and borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.

THE FUND

Apollo Senior Floating Rate Fund Inc. (the “Fund”) is a corporation organized under the laws of the State of Maryland on September 30, 2010 and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a diversified, closed-end management investment company. The Fund commenced operations on February 23, 2011 following the initial public offering of the Fund’s shares of common stock (the “Common Shares”). The Fund’s principal office, including its office for service of process, is located at 9 West 57th Street, 43rd Floor, New York, New York 10019. Apollo Credit Management, LLC (the “Adviser”) serves as the investment adviser to the Fund. The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Fund in accordance with Commodity Futures Trading Commission Rule 4.5 and, as a result, the Adviser is not subject to registration or regulation as a commodity pool operator under the CEA.

THE OFFERING

[The Fund may offer, from time to time, in one or more offerings, up to [●] of the Common Shares on terms to be determined at the time of the offering.] This prospectus provides you with a general description of the Common Shares that the Fund may offer. Each time the Fund uses this prospectus to offer Common Shares, the Fund will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. You should read this prospectus and the applicable prospectus supplement, which contain important information about the Fund, carefully before you invest in the Common Shares. Common Shares may be offered directly to one or more purchasers, through agents designated from time to time by the Fund, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents, underwriters or dealers involved in the sale of Common Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and its agents or underwriters or the basis upon which such amount may be calculated.

WHO MAY WISH TO INVEST

The Fund may be an appropriate investment for:

•	Long-term investors seeking current income and preservation of capital.

•	Fixed income investors seeking the potential for additional diversification through investment in a low duration fixed income portfolio.

•	Investors who believe interest rates and inflation may rise in the future and want the benefits that floating rate fixed income investments may offer.

•	Investors seeking access to the investment acumen of the Adviser and its affiliates.

Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle.

USE OF PROCEEDS

The net proceeds from the issuance of Common Shares hereunder will be invested in accordance with the Fund’s investment objective and policies as stated below. The net proceeds will be invested in accordance with the Fund’s investment objective and policies as promptly as possible but no later than six months from the date on which the proceeds from an offering are received by the Fund. Pending such investments, those proceeds may be invested in cash, cash equivalents, government securities and short-term fixed income securities. See “Investment Objective and Policies.”

THE FUND’S INVESTMENTS

Investment Objective and Policies

Please refer to the section of the Fund’s [most recent annual report on Form N-CSR entitled “Fund Investment Objectives, Policies and Risks—AFT Investment Objective and Policies”], which is incorporated by reference herein, for a discussion of the Fund’s investment objectives and policies.

Portfolio Composition

Under normal circumstances, the Fund’s portfolio is comprised principally of the following types of investments:

Senior Loans

Senior Loans are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”) which operate in various industries and geographical regions. Borrowers may obtain Senior Loans to, among other reasons, refinance existing debt and for acquisitions, dividends, leveraged buyouts and general corporate purposes. Senior Loans hold the most senior position in the capital structure of a Borrower, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower. Typically, in order to borrow money pursuant to a Senior Loan, a Borrower will, for the term of the Senior Loan, pledge collateral, including but not limited to (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower’s obligations under a Senior Loan.

A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of the Senior Loan (the “Loan Agreement”). In a typical Senior Loan, an agent (the “Agent”) administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions that are parties to the Loan Agreement. The Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Senior Loan. Additionally, the Fund normally will rely on the Agent and the other loan investors to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Adviser may perform such tasks on the Fund’s behalf, although a collateral bank will typically hold any collateral on behalf of the Fund and the other loan investors pursuant to the applicable Loan Agreement.

Senior Loans typically have rates of interest that are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. These base lending rates are primarily LIBOR or SOFR and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.

Offerings of Senior Loans generally are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange. There is less readily available or reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the “Securities Act”) or registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). No active trading market may exist for some Senior Loans, and some loans may be subject to restrictions on resale. Any secondary market for Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability of a seller to realize full value and thus cause a material decline in the Fund’s NAV. In addition, the Fund may not be able to readily dispose of its Senior Loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. A limited supply or relative illiquidity of Senior Loans may adversely affect the Fund’s yield.

The Fund may purchase and retain in its portfolio Senior Loans where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy court proceedings or other forms of debt restructuring. Such distressed investments may provide opportunities for enhanced income as well as capital appreciation, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a Senior Loan.

In the process of buying, selling and holding Senior Loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. When the Fund buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a Borrower. Other fees received by the Fund may include covenant waiver fees, covenant modification fees or other amendment fees.

Direct Assignments. The Fund may purchase Senior Loans on a direct assignment basis. If the Fund purchases a Senior Loan on direct assignment, it typically succeeds to all the rights and obligations under the Loan Agreement of the assigning lender and becomes a lender under the Loan Agreement with the same rights and obligations as the assigning lender. Investments in Senior Loans on a direct assignment basis may involve additional risks to the Fund. For example, if such loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Loan Participations. The Fund may transact in participations in Senior Loans. The participation by the Fund in a lender’s portion of a Senior Loan typically will result in the Fund’s having a contractual relationship only with such lender, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the Borrower. Such indebtedness may be secured or unsecured. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other investors through set-off against the Borrower and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the participation. In the event of the insolvency of the entity selling a participation, the Fund may be treated as a general creditor of such entity. The selling entity and other persons interpositioned between such entity and the Fund with respect to such participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in these industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Reserve Open Market Committee’s monetary policy, governmental regulations concerning these industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Prefunded Letter of Credit Loans. The Fund may transact in participations in prefunded letter of credit loans (a “Prefunded L/C Loan”). A Prefunded L/C Loan is a facility created by the Borrower in conjunction with the agent bank as issuer of a loan, and the Prefunded L/C Loan is backed by letters of credit (each letter, an “L/C”). Each participant in a Prefunded L/C Loan (sometimes referred to as a funded letter of credit facility) fully funds its commitment amount to the agent bank for the facility. The funds are invested by the agent bank and held solely to satisfy a Prefunded L/C Loan lender’s obligation to the agent bank under the facility. The funds paid by the lenders are invested by the agent bank in deposits that pay interest, usually approximating a benchmark rate, such as LIBOR or SOFR, which goes to the Borrower. Generally, the Borrower, via the agent bank, pays the lenders an interest rate, equivalent to the fully drawn spread plus the benchmark rate. The funds are returned to the lender upon termination of the Prefunded L/C Loan (and upon satisfaction of all obligations). Under the terms of the Prefunded L/C Loan agreement, a lender often may sell and assign all or a portion of its interest in the loan to another lender so long as the other lender is eligible and agrees to the terms and conditions of the Prefunded L/C Loan agreement.

When the Borrower needs funds, it may draw against the Prefunded L/C Loan and the agent bank makes payment to the Borrower by withdrawing some of the amount invested as deposits. Consequently, the lenders do not have to advance any additional funds at the time the Borrower draws against the Prefunded L/C Loan facility. The Prefunded L/C Loan can be structured from the standpoint of the Borrower as either (i) a revolving credit facility, where the Borrower can reborrow, during the term of the loan, moneys it has paid back to the facility during the term of the loan or (ii) a delayed draw term loan where the Borrower may not reborrow moneys it has repaid to the facility during the term of the loan.

When the Fund purchases a participation in a Prefunded L/C Loan, the proceeds of the purchase are deposited in a collateral account, which backs an L/C loan by the agent bank to the Borrower to support trade or other financing. The Fund typically receives interest on the cash collateral account equal to a reference rate, such as LIBOR or SOFR. Participations by the Fund in a Prefunded L/C Loan typically will result in the Fund’s having a contractual relationship only with the agent bank, not with the Borrower. As a result, the Fund may have the right to receive interest, fees and any repayments, if any, to which it is entitled only from the agent bank selling the participation and only upon receipt by the agent bank of such payments from the Borrower. In connection with purchasing the participation in a Prefunded L/C Loan, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the Prefunded L/C Loan. As a result, the Fund may assume the credit risk of both the Borrower and the agent bank selling the participation in a Prefunded L/C Loan. In the event of the insolvency of the agent bank selling a participation in a Prefunded L/C Loan, the Fund may be treated as a general creditor of such agent bank. The agent bank will likely conduct its principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Reserve Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Subordinated Loans

The Fund may invest in Subordinated Loans. Because Subordinated Loans are subordinated and thus lower in priority of payment and/or in priority of lien to Senior Loans, they are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Subordinated Loans, which would create greater credit risk exposure for the holders of such loans. Subordinated Loans share the same risks as other below investment grade instruments.

Corporate Bonds

The Fund may invest in corporate bonds. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The value of intermediate- and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of these securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Collateralized Loan Obligations

A collateralized loan obligation (“CLO”) typically takes the form of a financing company (generally called a Special Purpose Vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are often Senior Loans, the assets may also include (i) Subordinated Loans; (ii) debt tranches of other CLOs; and (iii) equity securities incidental to investments in Senior Loans. The Fund may invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. When investing in a CLO, the Fund intends, although is not required, to invest in a CLO consisting primarily of individual Senior Loans of Borrowers and not repackaged CLO obligations from other high risk pools. A key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.

Distressed and Defaulted Securities

The Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/ or interest at the time of acquisition by the Fund (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks.

Equity Securities

From time to time, the Fund may invest in or hold common stock and other equity securities, typically incident to the purchase or ownership of a Senior Loan or in connection with a reorganization of a Borrower. Investments in equity securities incidental to investment in Senior Loans entail certain risks in addition to those associated with investments in Senior Loans. Common stock represents an equity ownership interest in a company. Historical trends would indicate that common stock is subject to higher levels of volatility and market and issuer-specific risk than debt securities. The value of equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s NAV. In addition, the Fund frequently may possess material non-public information about a Borrower as a result of its ownership of a Senior Loan of a Borrower. Because of prohibitions on trading in securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of the Borrower when it would otherwise be advantageous to do so. The equity interests held by the Fund, if any, may not pay dividends or otherwise generate income or appreciate in value and, in fact, may decline in value. Accordingly, the Fund may not be able to realize gains from its equity investments, and any gains that the Fund does realize may not be sufficient to contribute materially to the Fund’s investment objective of seeking current income. Equity securities held by the Fund may be illiquid.

Non-U.S. Securities

The Fund may invest in non-U.S. securities. Some non-U.S. securities may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is less volume and liquidity in most foreign securities markets than in the United States and, at times, greater price volatility than in the United States.

Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks if it invests in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Because non-U.S. securities may trade on days when the Fund’s Common Shares are not traded on the NYSE, the market value or NAV of the Fund’s shares can change at times when Common Shares cannot be sold.

Foreign Currency Transactions

The Fund may engage in foreign currency exchange transactions in connection with its investments in foreign securities. The Fund is not required to hedge its currency exposure, if any, and may choose not to do so. The Fund generally will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies, including the payment of dividends and the settlement of securities transactions that otherwise might require untimely dispositions of Fund securities.

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price and for an amount set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. At the consummation of a forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there is a difference between the forward contract price and the offsetting forward contract price.

It should be noted that this method of protecting the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Rather, it simply establishes a rate of exchange that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain should the value of the currency increase.

Derivatives

The Fund may use instruments referred to as derivatives (“Derivatives”) to gain investment exposure to credit instruments. Derivatives are financial instruments the value of which is derived from a security, commodity (such as gold or oil), currency or interest rate or index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). The Fund may, but is not required to, use Derivatives for hedging purposes or to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. Derivatives may allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. If the Fund invests in a Derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that Derivative, which frequently is greater than the Derivative’s cost. The use of Derivatives may involve substantial leverage. The Fund’s use of Derivatives may be limited by the Investment Company Act and the rules thereunder. In October 2020, the SEC adopted new regulations governing the use of Derivatives by registered investment companies. The Fund will need to comply with certain conditions depending on the extent of its use of Derivatives by the third quarter of 2022, including (as applicable) the adoption and implementation of policies and procedures designed to manage the Fund’s Derivatives risks, recordkeeping and reporting requirements, compliance with a limit on the amount of leverage-related risk that the Fund may obtain based on value-at-risk and maintaining a Derivatives risk management program and designating a Derivatives risk manager.

Swap Agreements. The Fund may enter into swap agreements, including interest rate and index swap agreements, for hedging purposes, as a form of leverage or to seek to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). The “notional amount” of the swap agreement is only a basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The Fund’s obligations (or rights) under a swap agreement generally will be equal only to the “net amount” to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund).

Credit Default Swaps. The Fund may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. Among other purposes, credit default swaps provide investment exposure to changes in credit spreads and relative interest rates. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Fund (including a group of securities representing an index). The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference asset has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference asset described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The value of a credit default swap may be highly volatile, whether or not a credit event occurs. These changes in value, which may be significant, may materially affect the Fund’s NAV and the market price for the Fund’s Common Shares.

The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference asset that may have little or no value. As a seller, the Fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, the Fund, as the seller, must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference asset that may have little or no value.

Total Return Swaps. The Fund may enter into total return swaps. In a total return swap, the Fund pays another party a fixed or floating short-term interest rate and receives in exchange the total return of a portfolio of underlying securities. In entering into a total return swap, the Fund would obtain investment exposure to the portfolio of underlying securities in return for no initial payment or an initial payment that is substantially less than the aggregate purchase price of the underlying securities (the notional amount of the swap). If the other party to a total return swap defaults, the Fund’s risk of loss generally consists of the net amount of total return payments that the Fund is contractually entitled to receive. The Fund bears the risk of default on the underlying loans or debt securities or other assets constituting the underlying securities, based on the notional amount of the swap. The Fund may use total return swaps for leverage, hedging or investment purposes.

Swaptions. The Fund, to the extent permitted under applicable law, may enter into “swaptions,” which are options on swap agreements on either an asset-based or liability-based basis. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. When the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Credit-Linked Securities. Among the income producing securities in which the Fund may invest are credit- linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a Derivative instrument or basket of Derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Indexed and Inverse Floating Rate Securities. The Fund may invest in securities that provide a potential return based on a particular index or interest rates. To the extent the Fund invests in these types of securities, the Fund’s return on such securities will be subject to risk with respect to the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by the Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices. The Fund may invest in so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a Dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease.

LEVERAGE

The Fund utilizes leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Fund has entered into an amended and restated credit facility (the “Amended Credit Facility”) with Sumitomo Mitsui Banking Corporation (“SMBC”) as lender, that allows the Fund to borrow on a secured basis, which the Fund uses in the normal course of business as financial leverage, as described below under “Credit Facility.” The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities.

The use of leverage to purchase additional securities creates an opportunity for increased Common Share dividends, but also creates risks for holders of Common Shares, including increased variability of the Fund’s net income, distributions and/or NAV in relation to market changes. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. As a result, leverage may cause greater changes in the Fund’s NAV, which will be borne entirely by the Fund’s shareholders. If the Fund issues preferred shares and/or notes or engage in other borrowings, it will have to pay dividends on its shares or interest on their notes or borrowings, which will increase expenses and may reduce the Fund’s return. These dividend payments or interest expenses (which will be borne entirely by the holders of the Common Shares) may be greater than the Fund’s return on the underlying investments.

As discussed further below, the Fund’s ability to use leverage will be limited by the Investment Company Act and any agreements on debt limitations or asset coverage requirements imposed on the Fund by its lenders or necessary to obtaining ratings on any preferred stock or debt issued by the Fund. The Fund may issue preferred shares and/or notes or other forms of indebtedness, and it may also borrow funds from banks and other financial institutions. The Fund may also gain leverage synthetically through swaps and other Derivatives. The issuance of preferred shares or use of borrowings to leverage the Common Shares can create risks, including increased variability of the Fund’s net income, distributions and/or NAV in relation to market changes. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by holders of the Common Shares. All costs and expenses related to any form of leverage used by the Fund will be borne entirely by holders of the Common Shares. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). To the extent that the Fund makes investments in Senior Loans or other debt instruments structured with interest rate floors, the Fund will not realize additional income if rates increase to levels below the floor but the Fund’s cost of financing is expected to increase, resulting in the potential for a decrease in the level of income available for dividends or distributions made by the Fund. During periods when the Fund is using leverage, the fees paid to the Adviser for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage. In such case, the Adviser may have a financial incentive to increase the Fund’s use of leverage, which constitutes an inherent conflict of interest. In addition, the fees paid to the Adviser are borne exclusively by common shareholders. It is expected that preferred shareholders, noteholders and any lenders to the Fund will not bear any expenses of the Fund. The Fund’s leveraging strategy may not be successful.

Preferred Shares and Notes

The Fund may engage in leverage through the issuance of preferred shares and/or notes or other forms of indebtedness. Under the Investment Company Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the Fund will have an asset coverage of at least 200%. In general, the term “asset coverage” for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate of the involuntary liquidation preference of the preferred shares. The involuntary liquidation preference refers to the amount to which the preferred shares would be entitled on the involuntary liquidation of the Fund in preference to a security junior to them. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares or purchase its Common Shares unless, at the time of such declaration or purchase, the Fund satisfies this 200% asset coverage requirement after deducting the amount of the distribution or purchase price, as applicable.

Under the Investment Company Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the Fund will have an asset coverage of at least 300%. In general, the term “asset coverage” for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund. In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless, at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 300% after deducting the amount of such distribution or purchase price, as applicable. The Investment Company Act contains an exception, however, that permits dividends to be declared upon any preferred stock issued by the Fund if the Fund’s indebtedness has an asset coverage of at least 200% at the time of declaration after deducting the amount of the dividend. In addition, if the Fund issues non-public indebtedness (for example, if it enters into a loan agreement in a privately arranged transaction with a bank), it may be able to continue to pay dividends on its capital stock even if the asset coverage ratio on its indebtedness falls below 300%.

In addition, as a condition to obtaining financing or, if applicable, ratings on the preferred shares and/or notes or other forms of indebtedness, the terms of any preferred shares and/or notes or other forms of indebtedness issued would be expected to include asset coverage maintenance provisions that would require a reduction of indebtedness or the redemption of the preferred shares and/or notes or other forms of indebtedness in the event of non-compliance by the Fund and might also prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet such redemption requirements, the Fund might have to liquidate portfolio securities. These liquidations and redemptions, or reductions in indebtedness, would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Common Shares could impair the Fund’s ability to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

If the Fund has preferred shares outstanding, two of the Fund’s directors will be elected by the holders of preferred shares voting separately as a class. The remaining directors of the Fund will be elected by holders of the Common Shares and preferred shareholders voting together as a single class. In the event dividends on the preferred shares are unpaid in an amount equal to two full years’ dividends on such securities, holders of preferred shares would be entitled to elect a majority of the directors of the Fund (subject to any prior rights of debt holders) and continue to be so represented until all dividends in arrears shall have been paid or otherwise provided for.

If the Fund issues preferred shares and/or notes or other forms of indebtedness, it may be subject to certain restrictions imposed by guidelines of one or more ratings agencies that may issue ratings for preferred shares issued by the Fund, or may be subject to loan covenants or other restrictions imposed by its lenders. These guidelines would be expected to impose asset coverage or portfolio composition requirements that would be more stringent than those imposed on the Fund by the Investment Company Act. It is not anticipated that these covenants or guidelines would impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Total Return Swaps

The Fund can potentially use a total return swap or similar Derivative contract to leverage its portfolio. In a situation where the Fund enters into a total return swap to create leverage, it is expected that the contract will obligate the counterparty to the swap to pay the Fund all of the economic benefits of a reference portfolio of selected credit instruments and in return the Fund would pay the counterparty a fixed rate of return. The Fund would post collateral for the benefit of the counterparty in a fraction of the notional amount of the reference portfolio of credit instruments. Under this arrangement, the Fund would not actually own the assets included in the reference portfolio. Rather, it would be exposed to all of the economic characteristics of the portfolio on a levered basis.

Changes to Leverage

The Fund may, but is not required to, take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund’s use of leverage, if any, begins (or is expected) to adversely affect common shareholders. In order to attempt to offset such a negative effect of leverage on common shareholders, the Fund may engage in hedging transactions to attempt to mitigate interest rate risk. For example, the Fund may elect to enter into a swap or other derivative transaction with the objective of gaining the economic effect of obtaining its leverage on a floating rate basis, and vice versa. [Other than as it may be limited by the Investment Company Act or other applicable law, the Fund has no policy limitation on its use of Derivative instruments for hedging purposes or the creation of leverage as a form of borrowing.] Accordingly, the Fund will not seek to cover its obligations under Derivative instruments used for such borrowing purposes by segregating assets equal to its obligations under such a Derivative contract. In addition, the Fund may shorten the average maturity of its investment portfolio (by, among other things, investing in short-term securities), may reduce its indebtedness or unwind other leveraged transactions. The Fund also may attempt to reduce the utilization of leverage by redeeming or otherwise purchasing outstanding preferred shares, if any, or prepaying debt or other borrowings. The types of leverage that the Fund utilizes will vary depending on market conditions. The Fund is not required to hedge the risks associated with the use of leverage and any attempt to do so may not be successful.

Credit Facility

The Fund has entered into the Amended Credit Facility with SMBC, as lender, on September 1, 2021 which matures on September 1, 2022. Under the Amended Credit Facility, the Fund may borrow a single term loan not to exceed $121,000,000 and may borrow up to an additional $12,000,000 on a revolving basis (the “Revolving Loan”). Borrowings under this facility bear interest at a rate of LIBOR plus 0.825%. The unused portion of the Revolving Loan would be subject to a quarterly commitment fee equal to 0.125% per annum on the average daily amount of available commitments. The Fund has granted a security interest in substantially all of its assets in the event of default under the Amended Credit Facility. As of January 31, 2022 the Fund has $130,000,000 of principal outstanding under the Amended Credit Facility, which is comprised of a term loan of $121,000,000 and a revolving loan of $9,000,000. The Fund may also obtain leverage by issuing preferred shares and/or notes and may also borrow funds from banks and other financial institutions.

Borrowings under the Amended Credit Facility constitute financial leverage and are be subject to the 300% asset coverage requirements imposed by the Investment Company Act described above with respect to the amount of the borrowings and the Fund’s ability to declare dividends and distributions or purchase its capital stock.

The Amended Credit Facility contains certain customary affirmative and negative covenants, including limitations on debt, liens and restricted payments, as well as certain portfolio limitations and customary prepayment provisions, including a requirement to prepay loans or take certain other actions if certain asset value tests are not met.

The Fund may borrow money in an amount equal to 5% of its total assets as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions that otherwise might require untimely dispositions of portfolio securities.

Effects of Leverage

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table assumes leverage in an aggregate amount equal to [33]% of the Fund’s Managed Assets.

If the Fund uses leverage, the amount of fees paid to the Adviser for its services will be higher than if the Fund does not use leverage because the fees paid are calculated on Managed Assets, which include assets purchased with leverage. Therefore, the Adviser has a financial incentive to use leverage, which creates a conflict of interest between the Adviser and common shareholders, as only the common shareholders would bear the fees and expenses incurred through the Fund’s use of leverage. The Fund’s willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors, including among other things, the Adviser’s assessment of the yield curve, interest rate trends, market conditions and other factors.

Assumed Portfolio Total Return (net of expenses)	-10%		-5%		0%		5%		10%
Common Share Total Return	[	]%	[	]%	[	]%	[	]%	[	]%

Common Share total return is comprised of two elements—the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its investments is entirely offset by losses in the value of those investments.

RISK FACTORS

An investment in the Fund’s Common Shares may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. Before making an investment decision, you should carefully consider the following risk factors, together with the other information contained in this prospectus. At any point in time, an investment in the Fund’s Common Shares may be worth less than the original amount invested, even after taking into account the distributions paid, if any, and the ability of shareholders to reinvest dividends. If any of the risks discussed in this prospectus occurs, the Fund’s results of operations could be materially and adversely affected. If this were to happen, the price of the Fund’s Common Shares could decline significantly and you could lose all or a part of your investment.

General Risks

Please refer to the section of the Fund’s [most recent annual report on Form N-CSR entitled “Fund Investment Objectives, Policies and Risks—AFT Risk Factors”], which is incorporated by reference herein, for a discussion of the general risks of investing in the Fund.

Other Risks

Structured Products Risk

The Fund may invest in structured products, including, without limitation, CLOs, structured notes and credit-linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Certain structured products may be thinly traded or have a limited trading market. CLOs are typically privately offered and sold. As a result, investments in CLOs may be characterized by the Fund as illiquid securities. In addition to the general risks associated with debt securities discussed above, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches of the CLOs; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in structured notes involve risks, including credit risk and market risk. When the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Inflation/Deflation Risk

Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risks

Swap Agreements. The Fund may enter into swap agreements, including interest rate and index swap agreements, for hedging purposes, as a form of leverage or to seek to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, some swap agreements may be considered by the Fund to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund may seek to reduce this risk to some extent by entering into a transaction only if the counterparty meets the Adviser’s current credit standards for over-the-counter (“OTC”) option counterparties. Swap agreements also bear the risk that the Fund will not be able to meet its payment obligations to the counterparty. Swap transactions may involve substantial leverage. The ability to use swaps and other Derivatives, and the extent of such investments, is limited by the Investment Company Act and the rules thereunder.

The Fund may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. Credit default swaps are often structured with significant leverage and may be considered speculative. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Swaptions. The Fund, to the extent permitted under applicable law, may enter into “swaptions,” which are options on swap agreements on either an asset-based or liability-based basis. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. When the Fund writes a swaption, upon exercise of the option, the Fund will become obligated according to the terms of the underlying agreement.

Credit-Linked Securities. Among the income producing securities in which the Fund may invest are credit-linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a Derivative instrument or basket of Derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the Derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. The Fund’s investments in these instruments are indirectly subject to the risks associated with Derivative instruments, including, among others, credit risk and leverage risk. There may be no established trading market for these securities and they may constitute illiquid investments.

General Risks Associated with Derivatives. The Fund may use Derivatives including, in particular, swaps, synthetic collateralized loan obligations, reverse repurchase agreements and other similar transactions, in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities or to hedge its positions. Accordingly, Derivatives may be used as a form of leverage or for speculative purposes to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a Derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that Derivative, which may sometimes be greater than the Derivative’s cost. The use of Derivatives may involve substantial leverage. The use of Derivatives may subject the Fund to the following risks, including but not limited to:

•

Credit Risk—the risk that the counterparty in a Derivative transaction will be unable to honor its financial obligation to the Fund, or the risk that the reference entity in a credit default swap or similar Derivative will not be able to honor its financial obligations. Certain participants in the Derivatives market, including larger financial institutions, have recently experienced significant financial hardship and deteriorating credit conditions. If the Fund’s counterparty to a Derivative transaction experiences a loss of capital, or is perceived to lack adequate capital or access to capital, it may experience margin calls or other regulatory requirements to increase equity. Under such circumstances, the risk that a counterparty will be unable to honor its obligations may be substantially increased.

•	Currency Risk—the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of a Derivative.

•

Leverage Risk—the risk associated with certain types of Derivative strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•

Liquidity Risk—the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth. This risk is heightened to the extent the Fund engages in OTC Derivative transactions. Although both OTC and exchange-traded Derivatives markets may experience a lack of liquidity, OTC non-standardized Derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the Derivatives markets may be due to various factors, including concentration of market participants in a particular segment of the market, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded Derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges that limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open Derivative position entered into by the Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio.

•

Correlation Risk—the risk that changes in the value of a Derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure.

•

Index or Issuer Risk—if the Derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the Derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index. To the extent the Fund is the seller of a credit default swap or similar Derivative, the Fund will be subject to the risk that the reference issuer will be unable to honor its financial obligations. An issuer’s actual or perceived financial hardship, deteriorating credit conditions, or loss of capital will increase the Fund’s risks where it is a seller of a credit default swap.

Investments in Equity Securities Incidental to Investments in Senior Loans

From time to time, the Fund also may invest in or hold common stock and other equity securities, typically incidental to the purchase or ownership of a Senior Loan or in connection with a reorganization of a Borrower. Investments in equity securities incidental to investments in Senior Loans entail certain risks in addition to those associated with investments in Senior Loans. Because equity is the residual value of an issuer after all claims and other interests, it is inherently more risky than the bonds or Senior Loans of the same Borrower. The value of the equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s NAV. The Fund frequently may possess material non-public information about a Borrower as a result of its ownership of a Senior Loan of a Borrower. Because of prohibitions on trading in securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of the Borrower when it would otherwise be advantageous to do so.

Lender Liability Risk

A number of U.S. judicial decisions have upheld judgments of borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the Borrower or has assumed an excessive degree of control over the Borrower resulting in the creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (i) intentionally takes an action that results in the undercapitalization of a Borrower to the detriment of other creditors of such Borrower; (ii) engages in inequitable conduct to the detriment of the other creditors; (iii) engages in fraud with respect to, or makes misrepresentations to, the other creditors; or (iv) uses its influence as a stockholder to dominate or control a Borrower to the detriment of other creditors of the Borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.” Because affiliates of, or persons related to, the Adviser may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Non-U.S. Securities Risk

The Fund may invest in securities, including Senior Loans and Subordinated Loans, of non-U.S. issuers or Borrowers. These investments involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States, and therefore, the prices of non-U.S. securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers of non-U.S. securities to make payments of principal and interest to investors located outside the country, whether from currency blockage or otherwise. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, including sanctions, seizure or nationalization of foreign deposits, different legal systems and laws relating to creditors’ rights and the potential inability to enforce legal judgments, all of which could cause the Fund to lose money on its investments in non-U.S. securities. Generally, there is less readily available and reliable information about non-U.S. issuers or Borrowers due to less rigorous disclosure or accounting standards and regulatory practices. The ability of a foreign sovereign issuer to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. The cost of servicing external debt generally will also be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates that are adjusted based upon international interest rates. Because non-U.S. securities may trade on days when the Fund’s Common Shares are not traded on the NYSE, the market value or NAV of the Fund’s shares can change at times when Common Shares cannot be sold.

Foreign Currency Risk

Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Adviser may, but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. The Fund may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

Repurchase Agreements and Reverse Repurchase Agreements Risk

Subject to its investment objective and policies, the Fund may invest in repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “triparty” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. The obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. Government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights.

Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are a form of leverage and may be subject to the Fund’s limitation on borrowings or restrictions on Derivatives and are generally entered into only with banks or securities dealers or their affiliates.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer, trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

U.S. Government Debt Securities Risk

U.S. Government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. Because the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

High Portfolio Turnover Risk

The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Other Risks Relating to Fund Operations:

Key Personnel

The Adviser depends on the diligence, skill and network of business contacts of its senior management. For a description of the senior management team, see “The Portfolio Managers.” The Adviser will also depend, to a significant extent, on its access to the investment professionals and partners of its affiliates and the information and deal flow generated by the investment professionals of its affiliates in the course of their investment and portfolio management activities. The senior management of the Adviser will, among other things, evaluate, negotiate, structure and monitor Fund investments. The Fund’s future success will depend on the continued service of the senior management team of the Adviser. As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques for the Fund’s portfolio and the Fund’s performance may lag behind that of similar funds. The investment professionals associated with the Adviser are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs. The departure of any of the senior managers of the Adviser, or of a significant number of the investment professionals or partners of the Adviser’s affiliates, could have a material adverse effect on the Fund’s ability to achieve its investment objective. Individuals not currently associated with the Adviser may become associated with the Fund and the performance of the Fund may also depend on the experience and expertise of such individuals. In addition, there is no assurance that the Adviser will remain the Fund’s investment adviser or that the Adviser will continue to have access to the investment professionals and partners of its affiliates and the information and deal flow generated by the investment professionals of its affiliates.

Risks Associated with Fund Distribution Policy

The Fund intends to make regular distributions. Currently, in order to maintain a relatively stable level of distributions, the Fund may pay out less than all of its net investment income, pay out undistributed income from prior months, return capital in addition to current period net investment income or borrow money to fund distributions. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than the other. The Fund will make a distribution only if authorized by the Fund’s Board of Directors and declared by the Fund out of assets legally available for these distributions. Under certain circumstances, the Fund may pay a distribution that may result in a return of capital, which would reduce the Fund’s NAV and, over time, potentially increase the Fund’s expense ratio. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. The Fund’s distribution policy may be changed at any time by the Board of Directors.

If the Fund elects to issue preferred stock and/or notes or other forms of indebtedness, its ability to make distributions to its common shareholders will be limited by the asset coverage requirements and other limitations imposed by the Investment Company Act and the Fund’s lenders.

Inadequate Return

No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund nor can the Fund assure you that the Adviser will be able to find enough appropriate investments that meet the Fund’s investment criteria. Fund investments may be highly speculative and aggressive, therefore, an investment in Fund securities may not be suitable for someone with a low risk tolerance. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Anti-Takeover Provisions

The Fund’s charter and Bylaws contain provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the shareholders. Such provisions may discourage outside parties from seeking control of the Fund or seeking to change the composition of its Board of Directors, which could result in shareholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future. The Fund, for example, has opted-in to the Maryland Control Share Acquisition Act (the “MCSAA”). The election to become subject to the MCSAA limits the ability of holders of “control shares” to vote those shares above various threshold levels that start at 10% unless the other shareholders of the Fund reinstate or approve those voting rights at a meeting of shareholders as provided in the MCSAA. The Bylaws for the Fund provide that the provisions of the MCSAA do not apply to the voting rights of the holders of any shares of preferred stock of the Fund (but only with respect to such preferred stock). The above description of the MCSAA is only a high-level summary and does not purport to be complete. Investors should refer to the actual provisions of the MCSAA and the Fund’s Bylaws for more information, including definitions of key terms, various exclusions and exemptions from the statute’s scope, and the procedures by which shareholders may approve the reinstatement of voting rights to holders of “control shares.”

The Fund’s charter classifies the Fund’s Board of Directors into three classes, serving staggered three-year terms, and authorizes the Board of Directors to cause the Fund to issue additional shares of common stock. The Board of Directors also may classify or reclassify any unissued shares of common stock into one or more classes or series of stock, including preferred stock, may set the terms of each class or series and may authorize the Fund to issue the newly-classified or reclassified shares. The Board of Directors may, without any action by the Fund’s shareholders, amend the Fund’s charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has the authority to issue.

The Fund is also subject to Subtitle 8 of Title 3 of the Maryland General Corporation Law (“MGCL”). Subtitle 8 permits Maryland corporations with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to be subject, by provision in its charter or Bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or Bylaws, to any or all of the following five provisions: a classified board; a two-thirds shareholder vote requirement for removing a director; a requirement that the number of directors be fixed only by vote of the directors; a requirement that a vacancy on the board be filled only by the remaining directors for the remainder of the full term of the class of directors in which the vacancy occurred; and a requirement that the request of the holders of at least a majority of all votes entitled to be cast shall be necessary to call a special meeting of shareholders. Through provisions in the Fund’s charter and Bylaws, some unrelated to Subtitle 8, the Fund includes provisions classifying the Board of Directors in three classes serving staggered three-year terms; requiring the affirmative vote of the holders of not less than two-thirds of all of the votes entitled to be cast on the matter for the removal of any Director from the Board, which removal is allowed only for cause; vesting in the Board the exclusive power to fix the number of directorships, subject to limitations set forth in the Fund’s charter and Bylaws, and filling vacancies; and requiring the written request of shareholders entitled to cast not less than a majority of all votes entitled to be cast at such meeting to call a shareholder–initiated special meeting.

*    *    *    *    *

The above discussion of the various risks associated with the Fund and its investments is not, and is not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as market, economic, political, tax and other factors change or evolve over time, an investment in the Fund may be subject to risk factors not foreseeable at this time or able to be described in this prospectus at this time.

LISTING OF SHARES

The Fund’s Common Shares are listed on the NYSE under the ticker symbol “AFT” and are required to meet the NYSE’s ongoing listing requirements.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

Please refer to the section of the Fund’s [most recent annual report on Form N-CSR entitled “Fund Investment Objectives, Policies and Risks—AFT Fundamental Investment Restrictions”], which is incorporated by reference herein, for a discussion of the Fund’s fundamental investment restrictions.

Non-Fundamental Investment Restrictions

The Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Directors without the approval of the holders of a majority of the outstanding Common Shares or preferred shares, if any. The Fund may not:

1.	change or alter the Fund’s investment objective;

2.

under normal market conditions, invest less than 80% of its Managed Assets in floating rate Senior Loans and investments with similar economic characteristics. The Fund will provide shareholders with written notice at least 60 days prior to changing this non-fundamental policy of the Fund, unless such change was previously approved by shareholders;

3.	purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law, including any exemptive orders issued by the SEC; and

4.

purchase any securities on margin except as may be necessary in connection with transactions described under “The Fund’s Investments” above and except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio investments (the deposit or payment by the Fund of initial or variation margin in connection with swaps, forward contracts and financial futures contracts and options thereon is not considered the purchase of a security on margin).

Compliance with any policy or limitation of the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund’s assets or if a Borrower distributes equity securities incident to the purchase or ownership of a Senior Loan or in connection with a reorganization of a Borrower. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the Investment Company Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

MANAGEMENT OF THE FUND

Board of Directors

The Board of Directors of the Fund is responsible for the overall supervision of the Fund and performs the various duties imposed on the directors of investment companies by the Investment Company Act and applicable Maryland Law.

Biographical Information. Please refer to the section of the Fund’s definitive proxy statement dated April 9, 2021 on Schedule 14A for the annual meeting of the Fund’s Common Shareholders entitled “Proposal 1: Election of Directors — Information About Each Director’s and Nominee’s Experience, Qualifications, Attributes or Skills” which is incorporated by reference herein, for a discussion of the Fund’s Directors, their principal occupations and other affiliations during the past five years, the number of funds in the complex of funds advised by the Adviser (“Apollo Funds”) that they oversee, and other information about the Board.

Biographical Information of the Executive Officers of the Fund. Please refer to the section of the Fund’s definitive proxy statement dated April  9, 2021 on Schedule 14A for the annual meeting of the Fund’s Common Shareholders entitled “Proposal 1: Election of Directors – Executive Officers of the Funds” which is incorporated by reference herein other than as noted below, for a discussion of the Fund’s Executive Officers, their positions held and length of service with the Fund, and their principal occupations for the last five years.

Effective as of November 17, 2021, Frank Marra resigned as Treasurer and Chief Financial Officer of the Fund. Effective as of the same date, Kenneth Seifert was appointed by the Board as Treasurer and Chief Financial Officer of the Fund. Biographical information with respect to Mr. Seifert is set out below:

Name, Address (1) and Year of Birth	Current Position(s) Held with the Fund	Length of Time Served and Term of Office (2)	Principal Occupation(s) During Past Five Years
Kenneth Seifert (born 1978)	Treasurer and Chief Financial Officer	Since 2021	Controller, Principal and Director, Apollo Capital Management, L.P. since 2021 and 2017, respectively.

(1)	The business address of each officer is c/o the Apollo Senior Floating Rate Fund Inc. at 9 West 57th Street, New York, NY 10019.
(2)	Each officer is elected by, and serves at the pleasure of, the Board.

Stock Ownership. Information relating to each Director’s share ownership in the Fund and in all Apollo Funds as of December 31, 2021, is set out in the chart below.

Directors and Executive Officers	Dollar Range* of Equity Securities Held in the Fund (1)	Aggregate Dollar Range* of Equity Securities in All Funds Overseen by Director or Executive Officer in Fund Complex (2)
Independent Directors
Robert L. Borden (3)	[A]	[A]
Glenn N. Marchak	[A]	[A]
Carl J. Rickertsen	[C]	[D]
Todd J. Slotkin	[A]	[A]
Elliot Stein, Jr.	[C]	[C]

Interested Director
Barry Cohen	[E]	[E]

Executive Officers
Joseph Moroney	[E]	[E]
Kenneth Seifert	[A]	[A]
Joseph D. Glatt	[A]	[C]
Isabelle R. Gold	[A]	[A]

*	Key to Dollar Ranges
A.	None
B.	$1 - $10,000
C.	$10,001 - $50,000
D.	$50,001 - $100,000
E.	Over $100,000
(1)	This information has been furnished by each Director and Executive Officer.
(2)	The Directors and Executive Officers of the Fund, as a group, own less than 1% of the Fund as of December 31, 2021.
(3)

On March 8, 2021, Apollo Global Management, Inc. (“AGIM”) announced that it had entered into a definitive agreement with Athene Holding Ltd. (“Athene”) to merge in an all-stock transaction (the “Merger”). Under the terms of the Merger, each outstanding Class A common share of Athene was exchanged for a fixed ratio of shares of AGIM common stock. As a shareholder of Athene, Mr. Borden received shares of AGIM common stock as a result of the closing of the Merger on January 1, 2022. As of that date, he became an “interested person,” of the Fund as defined in the Investment Company Act. Mr. Borden will remain an interested person so long as he knowingly has any direct or indirect beneficial interest in AGIM common stock.

The Directors who are not currently “interested persons” (as the term is defined in the Investment Company Act) of the Fund (e.g., each Director except for Mr. Borden and Mr. Cohen) (“Independent Directors”) or their immediate family members had no interest in the Adviser or any person directly or indirectly controlling, controlled by, or under common control with the Adviser as of December 31, 2021.

Compensation of Directors and Executive Officers

The compensation paid by the Fund to the Independent Directors for the fiscal year ended December 31, 2021 is set forth below. No compensation was paid by the Fund to the Interested Director. No executive officers of the Fund received compensation from the Fund in excess of $60,000.

Independent Director	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Fund and Apollo Fund Complex Paid to Each Director
Robert L. Borden*	$29,000	$0	$	[59,000	]
Glenn N. Marchak**	$34,750	$0	$	[70,500	]
Carl J. Rickertsen	$29,750	$0	$	[59,500	]
Todd J. Slotkin	$29,750	$0	$	[60,500	]
Elliot Stein, Jr.	$29,750	$0	$	[60,500	]

*

Mr. Borden is not a member of the Board’s Nominating and Corporate Governance Committee or Audit Committee. On March 8, 2021, Apollo Global Management, Inc. (“AGIM”) announced that it had entered into a definitive agreement with Athene Holding Ltd. (“Athene”) to merge in an all-stock transaction (the “Merger”). Under the terms of the Merger, each outstanding Class A common share of Athene was exchanged for a fixed ratio of shares of AGIM common stock. As a shareholder of Athene, Mr. Borden received shares of AGIM common stock as a result of the closing of the Merger on January 1, 2022. As of that date, he became an “interested person,” of the Fund as defined in the Investment Company Act. Mr. Borden will remain an interested person so long as he knowingly has any direct or indirect beneficial interest in AGIM common stock. No compensation will be paid by the Fund to Mr. Borden while he remains an interested person of the Fund.

**	Audit Committee Chair.

The Fund reimbursed the Independent Directors a total of $0 for out-of-pocket expenses incurred in attending the Board meetings and meetings of Committees thereof, for the year ended December 31, 2021.

Board Structure and Role of the Board of Directors in Risk Oversight. Please refer to the sections of the Fund’s definitive proxy statement dated April  9, 2021 on Schedule 14A for the annual meeting of the Fund’s Common Shareholders entitled “Proposal 1: Election of Directors—Board Composition and Leadership Structure,” “—Boards’ Oversight Role,” “—Audit Committee,” “—Audit Committee Report,” and “—Nominating and Corporate Governance Committee” which are incorporated by reference herein, for a discussion of the Board composition and leadership structure and the Board’s committees, other than as noted below.

During the Fund’s fiscal year ended December 31, 2021, the Board’s Audit Committee and Nominating and Corporate Governance Committee met the following number of times:

Number of Audit Committee Meetings	Number of Nominating and Corporate Governance Committee Meetings
[●]	[●]

AGREEMENTS WITH ADVISER

The Investment Adviser

Apollo Credit Management, LLC serves as the Fund’s investment adviser. The principal executive offices of the Adviser are located at 9 West 57th Street, New York, NY 10019. As of [●], the Adviser had approximately $[●] of assets under management.

The Adviser provides certain investment advisory, management and administrative services to the Fund pursuant to an investment advisory and management agreement with the Fund (the “Investment Advisory Agreement”). The Fund and the Adviser have also entered into an Administrative Services and Reimbursement Agreement pursuant to which the Adviser will provide certain administrative services, personnel and facilities to the Fund and perform operational services necessary for the operation of the Fund not otherwise provided by other Fund service providers. Pursuant to this Agreement, the Fund will reimburse the Adviser at cost, at the Adviser’s request, for certain costs and expenses incurred by the Adviser that are necessary for the administration and operation of the Fund.

The table below sets forth information about the total fees paid by the Fund to the Adviser under the Administrative Services and Reimbursement Agreement, and the amounts waived by the Adviser, for the periods indicated:

Fiscal Year Ended December 31,	Paid to the Adviser			Waived by the Adviser
2021	$	[	●]	$	[	●]
2020	$	[	●]	$	[	●]
2019	$	[	●]	$	[	●]

The Adviser may elect from time to time, in its sole discretion, to waive its right to reimbursement or its receipt of the advisory fee. If the Adviser elects to waive its compensation, such action may have a positive effect on the Fund’s performance or yield. The Adviser is under no obligation to waive its fees or rights to reimbursement, may elect not to do so, or may decide to waive its compensation periodically.

Investment Advisory Agreement and Advisory Fee

The Investment Advisory Agreement provides that, subject to the supervision of the Fund’s Board of Directors, the Adviser is responsible for management and oversight of the Fund’s portfolio. The Investment Advisory Agreement obligates the Adviser to provide investment advisory, management and certain other services to the Fund. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. The Investment Advisory Agreement is not assignable and may be terminated without penalty on 60 days’ prior written notice at the option of either party thereto or by the vote of the shareholders of the Fund. The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Fund may indemnify the Adviser, under certain circumstances, against liabilities arising from the Adviser’s performance of its duties under the Investment Advisory Agreement.

For its services, the Fund pays the Adviser a monthly fee at the annual rate of 1.0% of the average daily value of the Fund’s Managed Assets. “Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to money borrowed (including the liquidation preference of preferred shares) or notes issued by the Fund) minus the sum of the Fund’s accrued liabilities, including accrued interest and accumulated dividends (other than liabilities for money borrowed or notes issued). Fees for any partial month are appropriately pro rated. During periods when the Fund is using leverage, if any, the fees paid to the Adviser will be higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage.

The table below sets forth information about the total management fees paid by the Fund to the Adviser under the Investment Advisory Agreement, and the amounts waived by the Adviser, for the periods indicated:

Fiscal Year Ended December 31,	Paid to the Adviser	Waived by the Adviser
2021	$3,857,083	$0
2020	$3,637,691	$0
2019	$4,030,100	$0

A discussion regarding the basis of the Board of Directors’ approval of the Investment Advisory Agreement is available in the Fund’s semi-annual report to shareholders for the fiscal period ended June  30 of each year.

THE PORTFOLIO MANAGERS

Unless otherwise indicated, the information below is provided as of the date of this prospectus.

The following individuals (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day implementation of the Fund’s investment strategy.

Joseph Moroney, CFA. Mr. Moroney is a Senior Partner in Credit and currently serves as Co-Head of the Global Corporate Credit platform of Apollo Capital Management, L.P. and serves as the President and Chief Investment Officer of the Fund. Mr. Moroney joined Apollo Global Management, Inc. (along with its subsidiaries “Apollo”) in 2008 as the Head of Apollo’s Global Performing Credit Group. Prior to joining Apollo, Mr. Moroney was employed by Aladdin Capital Management where he served as the Senior Managing Director of its Leveraged Loan Group. Mr. Moroney’s investment management career spans 27 years, with experience at various leading financial services firms including Merrill Lynch Investment Managers and MetLife Insurance. Mr. Moroney graduated from Rutgers University with a BS in Ceramic Engineering and serves on the Board of Overseers of the Rutgers Foundation. He is a Chartered Financial Analyst and a member of the NYSSA.

James Vanek. Mr. Vanek is a Partner and the Co-Head of Apollo’s Global Performing Credit business and serves as a Portfolio Manager of the Fund. Prior to joining Apollo in 2008, Mr. Vanek was an Associate Director, Loan Sales & Trading in the Leveraged Finance group at Bear Stearns. He is a board member of the Loan Syndications and Trading Association, a leading advocate for the U.S. syndicated loan market. Mr. Vanek graduated from Duke University with a BS in Economics and a BA in Computer Science, and received his MBA from Columbia Business School.

Other Accounts Managed. As of December 31, 2021, the Portfolio Managers were also primarily responsible for the day-to-day management of the following accounts:

Name of Portfolio Manager	Total No. of Accounts Managed	Total Assets (1)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance (2)(3)
Joseph Moroney
Registered Investment Companies:	1	$0.363 Billion	—	—
Other Pooled Investment Vehicles:	2	$6.770 Billion	1	$0.168Billion
Other Accounts:	—	—	—	—
James Vanek
Registered Investment Companies:	1	$0.363 Billion	—	—
Other Pooled Investment Vehicles:	3	$15.206 Billion	2	$2.682 Billion
Other Accounts:	10	$4.712 Billion	1	$0.800 Billion

(1)	Total assets represent assets under management as defined by Apollo Global Management, Inc., which includes unfunded commitments.
(2)	Represent the assets under management of the accounts managed that generate incremental fees in addition to advisory fees.
(3)

Joseph Moroney is the Co-Head of the Global Corporate Credit group which had AUM of approximately $350.1 billion as of December 31, 2021. The disclosures above only reflect those accounts where the Portfolio Managers have direct day-to-day responsibilities for oversight of the funds.

Compensation. The Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include base compensation and discretionary compensation.

Base Compensation. Generally, portfolio managers receive an annual salary that is consistent with the market rate of annual salaries paid to similarly situated investment professionals.

Discretionary Compensation. Portfolio managers also receive discretionary compensation generally consisting of two components: an annual bonus and carried interest.

Annual Bonus. Generally, a portfolio manager receives an annual bonus based on such person’s individual performance, operational performance for the Apollo-advised funds for which such person serves, and such portfolio manager’s impact on the overall operating performance and potential to contribute to long-term value and growth. A portion of each annual bonus may be deferred and, at the discretion of Apollo, may be in the form of cash or equity of an Apollo entity, such as restricted stock units of Apollo Global Management, Inc.

Carried Interest. Generally, a portfolio manager receives carried interests with respect to the Apollo-advised funds for which such person serves as a portfolio manager, subject to standard terms and conditions, including vesting.

Potential Conflicts of Interests.

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account.

Certain inherent conflicts of interest arise from the fact that the Portfolio Managers, the Adviser and its affiliates provide investment management services both to the Fund and the other Apollo-advised funds, including other funds, client accounts, proprietary accounts and any other investment vehicles that the Adviser and its affiliates may establish from time to time, in which the Fund will not have an interest. The Portfolio Managers, the Adviser and its affiliates may give advice and recommend securities to the other Apollo-advised funds that may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same or similar to those of the Fund.

The Adviser will seek to manage potential conflicts of interest in good faith; nonetheless, the portfolio strategies employed by the Portfolio Managers, the Adviser and its affiliates in managing the other Apollo-advised funds could conflict with the transactions and strategies employed by the Portfolio Managers in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and the other Apollo-advised funds. It is the policy of the Adviser to generally share appropriate investment opportunities (and sale opportunities) with the other Apollo-advised funds to the extent consistent with applicable legal requirements. In general, this policy will result in such opportunities being allocated pro rata among the Fund and the other Apollo-advised funds. Nevertheless, investments and/or opportunities may be allocated other than on a pro rata basis, to the extent it is done in good faith and does not, or is not reasonably expected to, result in an improper disadvantage or advantage to one participating Apollo-advised fund as compared to another participating Apollo-advised fund.

In the event investment opportunities are allocated among the Fund and the other Apollo-advised funds, the Fund may not be able to structure its investment portfolio in the manner desired. Although the Adviser endeavors to allocate investment opportunities in a fair and equitable manner, it is possible that the Fund may not be given the opportunity to participate in certain investments made by the other Apollo-advised funds or portfolio managers affiliated with the Adviser. Furthermore, the Fund and the other Apollo-advised funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the Fund and the other Apollo-advised funds. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is possible that other Apollo-advised funds may make investments in the same or similar securities at different times and on different terms than the Fund. From time to time, the Fund and the other Apollo-advised funds may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the Fund may benefit the other Apollo-advised funds. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Apollo-advised funds, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Apollo-advised funds.

While these conflicts cannot be eliminated, the Adviser, when consistent with fund objectives, guidelines and other fiduciary considerations and when practicable, the Fund and the other Apollo-advised funds may hold investments in the same levels of an issuer’s capital structure in the same proportion at each level.

Although the professional staff of the Adviser will devote as much time to the management of the Fund as the Adviser deems appropriate to perform its obligations, the professional staff of the Adviser may have conflicts in allocating its time and services among the Fund and the Adviser’s other investment vehicles and accounts. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and their officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the monies of other clients of the Adviser.

A conflict of interest may arise where the financial or other benefits available to a Portfolio Manager differ among the accounts that he manages. If the structure of the Adviser’s (or its affiliates’) management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance based management fees), the Portfolio Managers may be motivated to favor accounts in which they have investment interests, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts that have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Fund and the Adviser have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Securities Ownership. The following indicates the dollar range of beneficial ownership of Common Shares by each Portfolio Manager as of December 31, 2021:

Name of Portfolio Manager	Dollar ($) Range of Common Stock Beneficially Owned
Joseph Moroney	$[100,001 - $500,000]
James Vanek	$[100,001 - $500,000]

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Except as noted below in the table, to the Fund’s knowledge, no persons owned of record 5% or more of any class of Common Shares of the Fund. The following information is provided as of [●], 2022. A shareholder who beneficially owns 25% or more of the Fund is presumed to control the Fund and such shareholders will be able to impact the outcome of matters presented for a vote of the Fund’s shareholders.

Name and Address of Record Owner	Title of Class	Percent of Class

As of [●], 2022, the Directors and officers, as a group, owned less than 1% of the Common Shares of the Fund.

NET ASSET VALUE

NAV per Common Share will be determined daily generally as of 4:00 p.m. on each day the NYSE is open for trading or at such other times as the Board of Directors may determine. The NAV of the Common Shares of the Fund means the total assets of the Fund (including all securities, cash and other assets) minus the sum of the Fund’s total liabilities (including accrued expenses, dividends payable, borrowings and the liquidation value of any preferred stock) divided by the total number of Common Shares of the Fund outstanding.

The following table sets out, for the quarters indicated, the highest and lowest daily closing prices on the NYSE per Common Share and the premium to or discount from NAV, on the date of each of the high and low market prices.

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/(Discount) on Date of Market Price
During Quarter Ended	High	Low	High	Low	High	Low
December 31, 2021	$16.55	$15.80	$16.46	$16.68	0.55%	(5.28)%
September 30, 2021	$15.93	$15.11	$16.66	$16.66	(4.38)%	(9.30)%
June 30, 2021	$15.78	$14.91	$16.74	$16.37	(5.73)%	(8.92)%
March 31, 2021	$15.03	$14.30	$16.49	$16.15	(8.85)%	(11.46)%
December 31, 2020	$14.46	$12.57	$16.20	$15.44	(10.74)%	(18.59)%
September 30, 2020	$13.00	$12.17	$15.49	$14.83	(16.07)%	(17.94)%
June 30, 2020	$12.68	$10.84	$14.94	$13.20	(15.13)%	(17.88)%
March 31, 2020	$15.63	$9.10	$16.93	$13.37	(7.68)%	(31.94)%

As of [●], 2022, the NAV per Common Share of the Fund was $[●] and the market price per Common Share was $[●], representing a premium to NAV of [●]%.

As of January 31, 2022, the Fund has outstanding 15,573,575 Common Shares.

The Fund values its investments primarily using the mean of the bid and ask prices provided by a nationally recognized security pricing service or broker. Senior Loans, corporate notes and bonds, common stock, structured products, preferred stock and warrants are priced based on valuations provided by an approved independent pricing service or broker, if available. If market or broker quotations are not available, or a price is not available from an independent pricing service or broker, or if the price provided by the independent pricing service or broker is believed to be unreliable, the security will be fair valued pursuant to procedures adopted by the Board. In general, the fair value of a security is the amount that the Fund might reasonably expect to receive upon the sale of an asset or pay to transfer a liability in an orderly transaction between willing market participants at the reporting date. Fair value procedures generally take into account any factors deemed relevant, which may include, among others, (i) the nature and pricing history of the security, (ii) the liquidity or illiquidity of the market for the particular security, (iii) recent purchases or sales transactions for the particular security or similar securities and (iv) press releases and other information published about the issuer. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates. There can be no assurance that a Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security.

DISTRIBUTIONS

The Fund intends to make regular monthly cash distributions of all or a portion of its net investment income to common shareholders. The Fund intends to pay holders of Common Shares at least annually all or substantially all of its net investment income after the payment of dividends and interest, if any, owed with respect to any outstanding preferred shares and/or notes or other forms of leverage utilized by the Fund. The Fund intends to pay any capital gains distributions at least annually. If the Fund makes a long-term capital gain distribution, it will be required to allocate such gain between the Common Shares and any preferred shares issued by the Fund in proportion to the total dividends paid to each class for the year in which the income is realized.

The U.S. federal income tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. In light of the Fund’s investment policies, the Fund anticipates that the Investment Company Act will require it to accompany each monthly distribution with a statement setting forth the estimated source (as between net income, capital gains and return of capital) of the distribution made. The Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually. The ultimate U.S. federal income tax characterization of the Fund’s distributions made in a calendar or fiscal year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a calendar or taxable year in an amount that exceeds the Fund’s net investment company taxable income and net capital gains for the relevant taxable year. In such situations, if a distribution exceeds the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes), a portion of each distribution paid with respect to such taxable year would generally be treated as a tax-free return of capital reducing the amount of a shareholder’s tax basis in such shareholder’s shares. When you sell your shares in the Fund, the amount, if any, by which your sales price exceeds your basis in the Fund’s shares is gain subject to tax. Because a return of capital reduces your basis in the shares, it will increase the amount of your gain or decrease the amount of your loss when you sell the shares, all other things being equal. To the extent that the amount of any return of capital distribution exceeds the shareholder’s remaining basis in such shareholder’s shares, the excess will be treated as gain from a sale or exchange of the shares.

Various factors will affect the level of the Fund’s income, including the asset mix, the average maturity of the Fund’s portfolio and default rates, the amount of leverage utilized by the Fund, if any, and any use of hedging activities by the Fund. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. The Board of Directors may elect to change the Fund’s distribution policy at any time.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than the other. The Fund will make a distribution only if authorized by the Fund’s Board of Directors and declared by the Fund out of assets legally available for these distributions. The Fund may pay a special distribution at the end of each calendar year, if necessary, to comply with U.S. federal income tax requirements. Under certain circumstances the Fund may pay one or more distributions that may result in a return of capital to shareholders, which would reduce the Fund’s NAV and, over time, potentially increase the Fund’s expense ratio. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits.

Section 19(b) of the Investment Company Act and Rule 19b-1 thereunder generally limit the Fund to one long-term capital gain distribution per year, subject to certain exceptions.

DIVIDEND REINVESTMENT PLAN

Please refer to the section of the Fund’s [most recent annual report on Form N-CSR entitled “Dividend Reinvestment Plan”] which is incorporated by reference herein, for a discussion of the Fund’s dividend reinvestment plan.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Directors, the Adviser is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. When possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain what are believed to be the best results in conducting portfolio transactions, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.

Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and other similar services) to the Adviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Adviser in servicing all of its accounts and such research might not be used by the Adviser in connection with the Fund.

Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions; (ii) at least annually furnishes the account with a statement setting out the aggregate compensation received by the member in effecting such transactions; and (iii) complies with any rules the SEC has prescribed with respect to the requirements of clauses (i) and (ii).

Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought for one or more clients of the Adviser or its affiliates when one or more clients of the Adviser or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Adviser or its affiliates act as investment advisers, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Information about the brokerage commissions paid by the Fund, including commissions paid to affiliates, for the last three fiscal years, is set forth in the following table:

Fiscal Year Ended December 31,	Aggregate Brokerage Commissions Paid	Commissions Paid to Affiliates
2021	$1,769	$—
2020	$—	$—
2019	$—	$—

For the fiscal year ended December 31, 2021, the brokerage commissions paid to affiliates by the Fund represented 0% of the aggregate brokerage commissions paid and involved 0% of the dollar amount of transactions involving payment of commissions during the year.

The following table shows the dollar amount of brokerage commissions paid to brokers for providing third-party research services and the approximate dollar amount of the transactions involved for the fiscal year ended December 31, 2021. The provision of third-party research services was not necessarily a factor in the placement of all brokerage business with such brokers.

Amount of Commissions Paid to Brokers for Providing Research Services	Amount of Brokerage Transactions Involved
$—	$—

As of December 31, 2021, the Fund did not hold securities of its “regular brokers or dealers” (as defined in Rule 10b-1 under the Investment Company Act).

Regular Broker or Dealer	Debt (D) / Equity (E)	Aggregate Holdings (000’s)
N/A	—	—

Portfolio Turnover

Under normal circumstances, the Fund expects to incur portfolio turnover at a rate of more than 100% in any fiscal year. The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. A high portfolio turnover rate generally results in greater transaction costs, which are borne directly by the Fund, and also has certain tax consequences for shareholders.

The Fund’s portfolio turnover rate for the fiscal years ended December 31, 2021 and December 31, 2020 was 122% and 93.6%, respectively.

CONFLICTS OF INTEREST

The Apollo organization, including the Adviser and its affiliated investment advisory firms (collectively, the “Apollo”), will be subject to certain conflicts of interest with respect to the services the Adviser provides to the Fund. These conflicts will arise primarily from activities of Apollo that may conflict with the Fund’s activities. You should be aware that individual conflicts will not necessarily be resolved in favor of the Fund. This discussion of conflicts does not purport to be a complete enumeration or explanation of the actual and potential conflicts involved in an investment in the Fund or that may arise in the future.

Apollo sponsors, manages or advises and will continue to sponsor, manage or advise other investment funds, partnerships, limited liability companies, corporations or similar investment vehicles, clients or the assets or investments for the account of any client, or separate account for which, in each case, the Adviser or one or more of its affiliates acts as general partner, manager, managing member, investment adviser, sponsor or in a similar capacity (collectively, including the Fund, “Apollo Clients”). Apollo will continue to sponsor, manage or advise new Apollo Clients, whether alone or partnering with others, and will continue to maintain, develop, expand or monetize its investment and advisory and related businesses. Certain current Apollo Clients have, and certain future Apollo Clients are expected to have, investment mandates that overlap, either substantially or in part, with that of the Fund, and Apollo expects that the universe of potential investments and other activities of Apollo’s business could overlap with the investments and activities of the Fund, each of which, as a result, is expected to create conflicts of interest. For clarification, Apollo Clients will not include (a) any alternative investment vehicle, special purpose vehicle, subsidiary of the Fund, vehicles established to structure a co-investment, master, joint or commingled account or investment vehicle, joint venture or other person through which the Fund can make an investment or group of investments or (b) any investment and any portfolio investment or investment of any other Apollo Client or Apollo and its subsidiaries, in each case subject to the Investment Company Act, and unless the Adviser determines in its sole discretion that such person should be treated as an Apollo Client under the circumstances.

The following discussion sets forth certain potential conflicts of interest that should be carefully evaluated before making an investment in the Fund.

Allocation of Investment Opportunities. Certain inherent conflicts of interest arise from the fact that (i) Apollo provides investment advisory and/or management services to more than one Apollo Client, (ii) Apollo Clients have one or more overlapping investment strategies and (iii) all or a portion of an investment opportunity may be allocated to Apollo in accordance with Apollo’s allocation policies and procedures. Also, the investment strategies employed by Apollo for current and future Apollo Clients could conflict with each other and adversely affect the prices and availability of other securities or instruments held by, or potentially considered for, one or more other Apollo Clients. If participation in specific investment opportunities is appropriate for more than one Apollo Client, participation in such opportunities will be allocated pursuant to Apollo’s allocation policies and procedures and the applicable governing documents of the relevant Apollo Clients. There can be no assurance, however, that the application of such allocation policies and procedures will result in the allocation of a specific investment opportunity to the Fund or that the Fund will participate in all investment opportunities falling within its investment objective or be allocated its investment interest. In addition, the Adviser may in certain situations choose to consult with or obtain the consent of the Board of Directors with respect to any specific conflict of interest.

Apollo is committed to allocating investment opportunities in a manner that, over time, is on a fair and equitable basis, and Apollo has established policies and procedures to guide the determination of such allocations. Subject to applicable law, including the Investment Company Act, and the Board of Directors’ oversight, the Adviser will have the power to resolve, or consent to the resolution of, conflicts of interest on behalf of the Fund.

Apollo’s allocation policies and procedures have established: (i) the allocations committee of Apollo Global Management, Inc. (“AGM” and such committee, the “AGM Allocations Committee”) to, among other things, review: (a) questions regarding an Apollo Client’s mandate; (b) potential distressed control investments; (c) any opportunities involving potential third-party co-investors; and (d) the actions taken by subcommittees to the AGM Allocations Committee (the “Allocations Sub-Committees”) and conflicts of interest that cannot be resolved by the Allocations Sub-Committees; and (ii) allocation guidelines on which such committees generally base their allocation decisions.

Generally, an investment opportunity will be allocated to an Apollo Client if the opportunity reasonably falls within such Apollo Client’s mandate or is otherwise deemed suitable as determined by the relevant portfolio manager, investment committee, the AGM Allocations Committee or an Allocations Sub-Committee. If an investment opportunity falls within the mandate of, or is otherwise deemed suitable for, two or more Apollo Clients and it is not possible to fully satisfy the investment interest of all such Apollo Clients, the investment opportunity generally will be allocated pro rata based on the size of each Apollo Client’s original investment interest. The size of each Apollo Client’s investment interest will be determined generally based on each Apollo Client’s available capital or NAV (or, in certain circumstances, the available capital or NAV ascribed to the applicable strategy). However, a number of additional other factors can influence other allocation decisions, including:

(a)	the relative actual or potential exposure of any particular Apollo Client to the type of investment opportunity in terms of its existing investment portfolio;

(b)	the investment objective of such Apollo Client;

(c)

cash availability, suitability, instructions from an Apollo Client, permitted leverage and available financing for the investment opportunity (including taking into account the levels/rates that would be required to obtain an appropriate return);

(d)	the likelihood of current income;

(e)	the size, liquidity and duration of the investment opportunity;

(f)	the seniority of loan and other capital structure criteria;

(g)	with respect to an investment opportunity originated by a third party, the relationships of a particular Apollo Client (or the portfolio manager) to such third party;

(h)	tax considerations;

(i)	regulatory considerations;

(j)	supply or demand for an investment opportunity at a given price level;

(k)

an Apollo Client’s risk or investment concentration parameters (including parameters such as geography, industry, issuer, volatility, leverage, liability duration or weighted average life, asset class type or other risk metrics);

(l)	whether the investment opportunity is a follow-on investment;

(m)

whether the vehicle is in the process of fundraising, is open to redemptions (in which case notions of NAV and available capital can be subjectively adjusted to account for anticipated inflows or redemptions) or is close to the end of its investment period (for closed-ended funds);

(n)	whether an Apollo Client’s economic exposure has been swapped to, or otherwise assumed by, one or more other parties;

(o)

the governing documents of an Apollo Client (which could include provisions pursuant to which an Apollo Client is entitled to receive an allocation of a certain type of an investment opportunity on a priority basis, which could result in the Fund not participating in any such investment or participating to a lesser extent); and

(p)

such other criteria as are reasonably related to a reasonable allocation of a particular investment opportunity to one or more Apollo Clients (e.g., in the case of an Apollo Client ramp-up period or when incubating a particular investment strategy or product or the investment period or term of an Apollo Client).

In determining whether an investment opportunity falls within an Apollo Client’s mandate, the relevant portfolio manager, investment committee, the AGM Allocation Committee or an Allocations Sub-Committee, as appropriate, will take into consideration that:

(i)	multiple Apollo Clients have investment objectives that overlap to greater or lesser degrees;

(ii)

the applicable legal documents of each Apollo Client contemplate, to greater or lesser degrees, the obligation to offer such Apollo Client investment opportunities that fall within its investment objective or mandate;

(iii)	Apollo endeavors to not systematically disadvantage any Apollo Client;

(iv)	the investment objective of a particular Apollo Client could change over time;

(v)

the ultimate character of an investment opportunity (i.e., its risk/reward profile) will generally not become clear before a great deal of diligence and analysis has been completed by the portfolio manager pursuing such investment opportunity;

(vi)

investment opportunities that are outcomes of heavily negotiated transactions are capable of being structured in a variety of ways, each of which presents its own particular risk/reward profile, tax, regulatory, legal and other considerations; and

(vii)	an Apollo Client could have more than one mandate.

To the extent that the Fund’s participation in an investment opportunity that is otherwise suitable for the Fund and other Apollo Clients would cause the investment to become subject to requirements and restrictions of any law, rule or regulation that could have an adverse impact on any or all participating Apollo Clients (or underlying investors) in such investment opportunity, Apollo is authorized to exclude the Fund as a whole.

The Fund is party to an exemptive order from the SEC permitting the Adviser to negotiate the terms of co-investment transactions with certain of affiliates, including investment funds, including the Fund, subject to the conditions included therein (the “Order”). Under the terms of the Order, a “required majority” (as defined in

Section 57(o) of the Investment Company Act) of the Fund’s Independent Directors must be able to reach certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to the Fund and its shareholders and do not involve overreaching of the Fund or its shareholders on the part of any person concerned and (2) the transaction is consistent with the interests of the shareholders and is consistent with the Board of Directors’ approved criteria. In certain situations where co-investment with one or more funds managed by the Adviser or its affiliates is not covered by the Order, the personnel of the Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on allocation policies and procedures, as discussed above, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. The Order is subject to certain terms and conditions so there can be no assurance that the Fund will be permitted to co-invest with certain of its affiliates other than in the circumstances currently permitted by regulatory guidance and the Order.

Apollo’s investment allocation policies and procedures can be revised by Apollo at any time without notice to, or consent from, the shareholders.

Co-Investments Generally and Co-Investors. The Adviser may, consistent with the Order, offer the opportunity to co-invest alongside the Fund to one or more Co-Investors (as described below). The Adviser can, in its sole discretion, offer the opportunity to co-invest alongside the Fund to (i) other Apollo Clients, (ii) any limited partner of an Apollo Client (or any of its beneficial owners or any other client or account of its advisor or consultant), (iii) management or employees of the relevant portfolio company or issuer to which the Fund invests (a “Portfolio Company”), consultants and advisors with respect to such Portfolio Company or pre-existing investors or other persons associated with such Portfolio Company, (iv) any joint venture partner or operating partner, (v) any alternative investment fund or business sponsored, managed or advised by persons other than Apollo or (vi) any other persons or entities, including persons or entities whom the Adviser believes will be of benefit to the Fund or one or more Portfolio Companies or who may provide a strategic, sourcing or similar benefit to Apollo, any Apollo Client, the Fund, a Portfolio Company or one or more of their respective affiliates due to industry expertise, regulatory expertise, end-user expertise or otherwise (including credit or other investment funds sponsored by persons other than Apollo in so-called “club deals” through joint ventures or other entities). “Co-Investors” and any similar terminology are intended to refer to investment opportunities that are allocated to the Fund based on its investment strategy and objectives and with respect to which the Adviser has, in each case, in its sole discretion, determined that it is appropriate to offer the opportunity to co-invest alongside the Fund to one or more such Co-Investors. Some of the Co-Investors with whom the Fund may co-invest have pre-existing investments with Apollo, and the terms of such pre-existing investments may differ from the terms upon which such persons may invest with the Fund in such investment.

As an investment company registered under the Investment Company Act, the Fund is subject to certain limitations relating to co-investments and joint transactions with affiliates, which likely will in certain circumstances limit the Fund’s ability to make investments or enter into other transactions alongside Apollo Clients. There can be no assurance that such regulatory restrictions will not adversely affect the Fund’s ability to capitalize on attractive investment opportunities. However, subject to the Investment Company Act and any applicable co-investment order issued by the SEC, the Fund may co-invest with Apollo Clients (including co-investment or other vehicles in which the Firm or its personnel invest and that co-invest with such Apollo Clients) in investments that are suitable for the Fund and one or more of such Apollo Clients. Even if the Fund and any such Apollo Clients and/or co-investment or other vehicles invest in the same securities, conflicts of interest may still arise.

Co-investment Allocations. The Adviser can allocate co-investment opportunities among Co-Investors in any manner it deems appropriate in its sole discretion taking into account those factors that it deems relevant under the circumstances, including:

(i)

the character or nature of the co-investment opportunity (e.g., its size, structure, geographic location, relevant industry, tax characteristics, timing and any contemplated minimum commitment threshold);

(ii)	the level of demand for participation in such co-investment opportunity;

(iii)	the ability of a prospective Co-Investor to analyze or consummate a potential co-investment opportunity, including on an expedited basis;

(iv)	certainty of funding and whether a prospective Co-Investor has the financial resources to provide the requisite capital;

(v)	the investing objectives and existing portfolio of the prospective Co-Investor;

(vi)	as noted above, whether a prospective Co-Investor is a private fund or similar person or business sponsored, managed or advised by persons other than Apollo;

(vii)	the reporting, public relations, competitive, confidentiality or other issues that may also arise as a result of the co-investment;

(viii)	the legal or regulatory constraints to which the proposed investment is expected to give rise or that are applicable to a prospective Co-Investor;

(ix)	the ability of the prospective Co-Investor to make commitments to invest in other Apollo Clients (including contemporaneously with the applicable co-investment);

(x)	Apollo’s own interests;

(xi)

the prospective Co-Investor can provide a strategic, sourcing or similar benefit to Apollo, the Fund, a Portfolio Company or one or more of their respective affiliates due to industry expertise, regulatory expertise, end-user expertise or otherwise;

(xii)	the prospective Co-Investor’s existing or prospective relationship with Apollo; and

(xiii)	with respect to the Fund, the restrictions set forth in the Order.

With respect to allocations influenced by Apollo’s own interests, there may be a variety of circumstances where Apollo will be incentivized to afford co-investment opportunities to one Co-Investor over another. For example, depending on the fee structure of the co-investment opportunity, if any, Apollo may be economically incentivized to offer such co-investment opportunity to certain Co-Investors over others based on its economic arrangement with such Co-Investors in connection with the applicable co-investment opportunity or otherwise. Additionally, Apollo may be contractually incentivized or obligated to offer certain Co-Investors a minimum amount of co-investment opportunities or otherwise bear adverse economic consequences for failure to do so, which consequences may include, a loss of future economic rights, including carried interest or other incentive arrangements.

Apollo may allocate co-investment opportunities to prospective Co-Investors that ultimately decline to participate in the offered co-investment. In such instance, if another Co-Investor is not identified, the certain Apollo Clients may be unable to consummate an investment, or may end up holding a larger portion of an investment than Apollo had initially anticipated. To the extent that this happens, the Apollo Client may have insufficient capital to pursue other opportunities or may not achieve its intended portfolio diversification.

The Fund may co-invest together with other Apollo Clients in some or all of the Fund’s investment opportunities, consistent with the Order. Apollo may also offer co-investment opportunities to Apollo co-investment vehicles (which may include participation by Apollo professionals and employees and other Apollo Clients or entities and other key advisors/relationships of Apollo). In determining the allocation of such co-investment opportunities, Apollo considers a multitude of factors, including its own interest in investing in the opportunity. With respect to the Fund, any co-investment expenses shall be paid consistent with the Order. With respect to other Co-Investors that committed to participate in a particular unconsummated co-investment, such Co-Investors shall bear their proportionate share of any fees, costs or expenses related to such unconsummated co-investment, such as reverse break-up fees or broken deal expenses.

Co-Investment Expenses. The Adviser may, but will not be obligated to, endeavor to cause unaffiliated Co-Investors that committed to participate in a particular unconsummated co-investment to bear their proportionate share of any fees, costs or expenses related to such unconsummated co-investment, such as reverse break-up fees or broken deal expenses, subject to the Order and the Investment Company Act.

Fees and Carried Interest Payable with Respect to Co-Investments. Apollo can in its discretion: (i) receive performance-based compensation (such as carried interest or performance allocations), management fees or other similar fees from Co-Investors, and Apollo may make an investment, or otherwise participate, in any vehicle formed to structure a co-investment to facilitate, among other things, receipt of such performance-based compensation, management fees or other similar fees; and (ii) collect customary fees in connection with actual or contemplated investments that are the subject of such co-investment arrangements, and any such fees will be retained by, and be for the benefit of, the Adviser or any of its respective affiliates with respect to certain Co-Investors. Any such carried interest, incentive allocation, management fees or other similar fees received from Co- Investors with respect to any co-investment may (or may not) differ from those charged to the Fund. Additionally, in those circumstances where the applicable Co-Investors include one or more members of a Portfolio Company’s management group, the Co-Investors who are members of such management group may receive compensation relating to the investment in such Portfolio Company, including incentive compensation arrangements.

Allocation of Expenses. Apollo will from time to time incur fees, costs and expenses on behalf of the Fund, one or more other Apollo Clients and itself. To the extent such fees, costs and expenses are incurred for the account or for the benefit of the Fund, one or more other Apollo Clients and itself, the Fund, such other Apollo Clients and Apollo will typically bear an allocable portion of any such fees, costs and expenses (subject to the terms of the Advisory Agreement and Administrative Reimbursement Agreement) in such manner as the Adviser in good faith determines. In most cases, Apollo’s Expense Allocation Steering Committee, which typically meets on a quarterly basis, is responsible for the overall expense allocations and the related methodologies for Apollo and Apollo Clients. Although Apollo endeavors to allocate such fees, costs and expenses in good faith over time, there can be no assurance that such fees, costs and expenses will in all cases be allocated appropriately. Notwithstanding the foregoing, Apollo may in the future develop policies and procedures to address the allocation of expenses that differ from its current practice.

Overhead Allocation. Apollo has in-house accounting, legal, compliance, tax, administrative, operational, finance, risk, reporting, technology, investor servicing and other types of personnel or employees that provide support to Apollo Clients (including the Fund) and their respective subsidiaries and potential and existing portfolio investments on an ongoing basis. These employees assist with, among other things, the legal, compliance, tax, administrative, operational, finance, risk, reporting, technology, investor servicing and other functions of the Adviser, its affiliates and Apollo Clients (including the formation of, and capital raising for, Apollo Clients) and their respective acquisition, due diligence, holding, maintenance, financing, restructuring and disposition of investments, including, without limitation, mergers and acquisitions, financing and accounting, legal, tax and operational support and risk, litigation and regulatory management and compliance. The performance of such functions by Apollo employees could be in addition to or as an alternative to the outsourcing of any such services to third party service providers at market rates, including entities and persons regularly used by Apollo and its affiliates, Apollo Clients and their respective potential and existing portfolio investments. All fees, costs and expenses incurred by Apollo (including allocable compensation of such personnel or employees and related overhead otherwise payable by Apollo in connection with their employment, such as rent and benefits) in connection with services performed by personnel or employees of the Adviser or its affiliates that constitute services for or in respect of the Fund, its subsidiaries and its existing and potential portfolio investments, may be allocable to and borne by the Fund pursuant to the Advisory Agreement or Administrative Reimbursement Agreement, as applicable. Such allocations to the Fund will be based on any of the following methodologies (or any combination thereof), among others: (i) requiring personnel to periodically allocate their historical time spent with respect to the Fund or the Adviser, approximating the proportion of certain personnel’s time spent with respect to the Fund (which will be tracked on a weekly or biweekly basis), and, in each case, allocating their compensation and allocable overhead based on such approximations of time spent, or charging such approximations of time spent at market rates, (ii) the assessment of an overall dollar amount (based on a fixed fee or percentage of assets under management) that the Adviser determines in good faith represents a fair recoupment of expenses and for such services, or (iii) any other methodology determined by the Adviser in good faith to be appropriate and practicable under the circumstances. Further, the methodology utilized for one personnel group could be different from the methodology utilized by another personnel group, and different methodologies may be utilized, including within a single personnel group, at different times or in determining different types of allocations (such as allocations among Apollo Clients, on the one hand, and allocations as between Apollo Clients and Apollo affiliates, on the other hand). Determining such charges based on approximate allocations, rather than time recorded on an hourly or similar basis (which will not be undertaken), could result in the Fund being charged a different amount (including relative to another Apollo Client), which could be higher or lower, than would be the case under a different methodology. In addition, any methodology (including the choice thereof), as well as the application of any approximations it entails, involves inherent conflicts between the interests of the Fund, on the one hand, and any other Apollo Client or Apollo affiliate to which all or a portion of the relevant personnel’s time would otherwise be charged, on the other hand, and could result in incurrence of greater expenses by the Fund than would be the case if such services were provided by third parties at market rates. Further, some Apollo Clients’ governing documents could restrict or preclude the allocation of any of the foregoing amounts to such Apollo Clients, in which case such Apollo Clients could bear a lesser amount of such expenses relative to the Fund or any other Apollo Client, or not bear any such expenses at all.

Restrictions on Transactions Due to Other Apollo Businesses. From time to time, various potential and actual conflicts of interest will arise from the overall advisory, investment and other activities of Apollo and its personnel. Apollo will endeavor to resolve conflicts of interest with respect to investment opportunities in a manner that it deems equitable to the extent possible under the prevailing facts and circumstances. Apollo can invest, on its own behalf, in securities and other instruments that would be appropriate for, held by or fall within the investment guidelines of an Apollo Client. Apollo can give advice or take action for its own account that can differ from, conflict with or be adverse to advice given or action taken for Apollo Clients. These activities will, in certain circumstances, adversely affect the prices and availability of other business opportunities, transactions, securities or instruments held by, available to or potentially considered for one or more Apollo Clients. Potential conflicts of interest also arise due to the fact that Apollo has investments in some Apollo Clients but not in others, or has different levels of investment in the various Apollo Clients, and that the Apollo Clients bear different levels of fees and incentive compensation in favor of Apollo.

Apollo, together with Apollo Clients, engages in a broad range of business activities and invests in businesses and assets whose operations can be substantially similar to, and/or competitive with, the business and assets in which Apollo Clients have invested. The performance and operation of such competing businesses and assets could conflict with and adversely affect the performance and operation of an Apollo Client’s portfolio companies or other operating entities, and could adversely affect the prices and availability of business opportunities, transactions, securities or instruments held by, available to or potentially considered for such portfolio investments. Apollo will seek to resolve conflicts in a manner that Apollo deems to be fair and equitable.

In addition, Apollo can give advice, or take action with respect to, the investments of one or more Apollo Clients that may not be given or taken with respect to other Apollo Clients with similar investment programs, objectives or strategies. Accordingly, Apollo Clients with similar strategies may not hold the same securities or instruments or achieve the same performance. Apollo also advises Apollo Clients with conflicting investment objectives or strategies. These activities also could adversely affect the prices and availability of other securities or instruments held by, available to or potentially considered for one or more Apollo Clients. Apollo has and expects to maintain ongoing relationships with issuers whose securities have been acquired by, or are being considered for investment by, Apollo Clients.

Apollo may also have ongoing relationships with issuers whose securities have been acquired by, or are being considered for investment by, Apollo Clients. From time to time, Apollo may acquire securities or other financial instruments of an issuer for one Apollo Client which are senior or junior to securities or other financial instruments of the same issuer that are held by or acquired for another Apollo Client (e.g., one Apollo Client could acquire senior debt while another Apollo Client acquires subordinated debt). Apollo also advises Apollo Clients with conflicting investment objectives or strategies. For example, in the event such issuer enters bankruptcy, the Apollo Client holding securities that are senior in bankruptcy preference is expected to have the right to pursue the issuer’s assets to fully satisfy the issuer’s indebtedness to such Apollo Client, and Apollo might have an obligation to pursue such remedy on behalf of such Apollo Client. As a result, another Apollo Client holding assets of the same issuer that are more junior in the capital structure might not have access to sufficient assets of the issuer to completely satisfy its bankruptcy claim against the issuer and suffer a loss. These activities also could adversely affect the prices and availability of other securities or instruments held by, available to or potentially considered for one or more Apollo Clients.

Apollo Clients will, from time to time, subject to their governing documents, as applicable, acquire and dispose of securities or other financial instruments in portfolio investments at different times and upon different terms. The interests of Apollo Clients (including the Fund) in such investments will not be aligned in all or any circumstances, and there will be actual or potential conflicts of interests or the appearance thereof. In this regard, actions could, from time to time, be taken by Apollo that are adverse to the Fund. Apollo will also have ongoing relationships with issuers whose securities have been acquired by or are being considered for investment by Apollo Clients. Situations could arise where another Apollo Client acquires or otherwise engages in transactions with respect to securities of an entity in which the Fund has a financial interest (whether in the same or a different class of securities) or otherwise engages in selling, divesting or making further acquisitions or otherwise engages in transactions with respect to securities of such entity, including in connection with and following a co-investment.

As described herein, Apollo, together with Apollo Clients, engages in a broad range of business activities and invests in a broad range of businesses and assets. The Adviser may take into account Apollo’s, it affiliates’ and/or other Apollo Clients’ respective interests (including reputational interests) when determining whether to pursue a potential investment for the Fund. As a result, it is possible that the Adviser may choose not to pursue or consummate an investment opportunity for the Fund notwithstanding that such investment may be profitable for the Fund or that the Adviser may choose not to pursue an investment opportunity because of the reputational, financial and/or other interests of Apollo and its Affiliates.

Capital Structure Conflicts. The Fund is permitted to invest in a company in which one or more other Apollo Clients hold an investment in a different class of such company’s debt or equity, or vice versa, subject to the limitations of the Investment Company Act. For example, to the extent permitted by the Investment Company Act with respect to the Fund:

(i)

Apollo can acquire securities or other financial instruments of an issuer for one Apollo Client or itself that are senior or junior to securities or other financial instruments of the same issuer that are held by, or acquired for, another Apollo Client (e.g., one Apollo Client could acquire senior debt while another Apollo Client acquires subordinated debt),

(ii)

Apollo could make a holistic capital solutions proposal to an issuer that involves multiple Apollo Clients (including the Fund) providing financing, in the form of debt or equity, or a combination thereof investing across two or more tranches or series of such issuer’s capital structure,

(iii)	Apollo can permit other Apollo Clients to provide debt or equity financing to a Portfolio Company in which the Fund holds an investment,

(iv)	Apollo can permit the Fund (including together with other Apollo Clients) to provide financing to a portfolio company/portfolio investment of other Apollo Clients or

(v)	Apollo can cause an Apollo Client (including the Fund) to provide financing and/or leverage to another Apollo Client (including the Fund) with respect to investments.

Conflicts of interest are expected to arise under such circumstances. For example, in the event Apollo negotiates a holistic capital solution with an issuer, as described in clause (ii) of the previous sentence, the specific terms and conditions of each tranche or series could be impacted by Apollo’s desire to provide an overall financing package, which could result in the terms and conditions of the tranche or series in which the Fund participates being less favorable to the Fund than could have been the case absent such an overall arrangement. This could be exacerbated if there is no or limited overlap of participating Apollo Clients (including the Fund) in the different tranches or series. Apollo, in its sole discretion, and in response to the desires of an issuer in some cases, could negotiate for enhanced terms or protections for one tranche or series at the expense of another tranche or series, and the issuer’s ultimate approval of the holistic capital solution should not be viewed as dispositive that the terms and conditions of each tranche or series, taken individually, reflect an arms’-length arrangement.

In addition, in the event that any issuer in which Apollo and/or Apollo Clients are invested in different levels of the capital structure enters bankruptcy, Apollo or the Apollo Client(s) holding securities that are senior in bankruptcy preference are expected to have the right to aggressively pursue the issuer’s assets to fully satisfy the issuer’s indebtedness to Apollo or such Apollo Client(s), and Apollo might have an obligation to pursue such remedy on behalf of itself or such Apollo Client(s). As a result, another Apollo Client holding assets of the same issuer that are more junior in the capital structure might not have access to sufficient assets of the issuer to completely satisfy its bankruptcy claim against the issuer and suffer a loss.

Apollo has instituted policies and procedures that are reasonably designed to identify and address such potential conflicts of interest (whether including at the inception of an investment and during the holding or ownership of an investment) and that seek to ensure that Apollo Clients are treated fairly and equitably. The application by Apollo of its policies and procedures will vary based on the particular facts and circumstances surrounding each investment made by Apollo and Apollo Clients (including the Fund), or made by two or more Apollo Clients (including the Fund), in different classes, series or tranches of an issuer’s capital structure (as well as across multiple issuers or borrowers within the same overall capital structure), and, as such, investors should expect some degree of variation, and potentially inconsistency, in the manner in which potential, or actual, conflicts of interest are addressed by Apollo. While Apollo’s policies and procedures for addressing the conflicts between Apollo and Apollo Clients and among multiple Apollo Clients in these situations are intended to resolve the conflicts in an impartial manner, there can be no assurance that Apollo’s own interests will not influence its conduct.

In addressing certain of the potential conflicts of interest described herein, Apollo and/or the Adviser may, but will not be obligated to, take one or more actions on behalf of the Fund or any other Apollo Client, including any one or more of the following:

(i)

causing an Apollo Client (including the Fund) to remain passive in a situation in which it is otherwise entitled to vote, which may mean that the Fund or any other Apollo Client defers to the decision or judgment of an independent, third-party investor in the same class of equity or debt securities or other financial instruments held by the Fund or such other Apollo Client;

(ii)	referring the matter to one or more persons not affiliated with Apollo to review or approve of an intended course of action with respect to such matter;

(iii)

establishing ethical screens or information barriers to separate Apollo investment professionals or assigning different teams of Apollo investment professionals, in each case, who are supported by separate legal counsel and other advisers, to act independently of each other in representing different Apollo Clients or Apollo Clients that hold different classes, series or tranches of an issuer’s capital structure;

(iv)

as between two Apollo Clients, ensuring (or seeking to ensure) that the underlying investors therein own interests in the same securities or financial instruments and in the same proportions so as to preserve an alignment of interest; or

(v)

causing the Fund or another Apollo Client to divest itself of a security, financial instrument or particular class, series or tranche of an issuer’s capital structure it might otherwise have held on to.

Any such step would be subject to the Investment Company Act and could have the effect of benefiting other Apollo Clients or Apollo at the expense of the Fund, and there can be no assurance that any of these measures will be feasible or effective in any particular situation, and it is possible that the outcome for the Fund will be less favorable than might otherwise have been the case if Apollo had not had duties to other Apollo Clients.

Certain Transactions. Situations may arise where certain assets held by the Fund may be transferred to Apollo Clients and vice versa. Such transactions will be conducted in accordance with, and subject to, the Adviser’s contractual obligations to the Fund and applicable law, including the Investment Company Act.

Representing Creditors and Debtors. The Adviser and its affiliates can serve as the controlling persons of Apollo Clients that hold positions in creditors or debtors either in proceedings under relevant bankruptcy or insolvency codes or prior to such filings. From time to time, the Adviser and its affiliates serve as advisers to creditor or equity committees on behalf of such Apollo Clients. This involvement, for which the Adviser and its affiliates could be compensated, could, among other things, limit or preclude the flexibility that the Fund otherwise has to participate in restructurings of investments, or that the Fund requires to liquidate any existing positions of the applicable issuer.

Brokerage Commissions. The Fund’s securities transactions generate brokerage commissions and other compensation, including clearing fees and charges, all of which the Fund, not the Adviser or any of their affiliates, will be obligated to pay. The Adviser has sole discretion in deciding what brokers and dealers the Fund uses, subject to Board approval, and in negotiating the rates of brokerage commissions and other compensation the Fund pays. In selecting brokers and negotiating commission rates, the Adviser will take into account such information it deems appropriate. The Fund buys and sells securities directly from or to brokers each acting as “principals” at prices that include markups or markdowns, and buys securities from underwriters or dealers in public offerings at prices that include compensation to the underwriters and dealers. Any use of commissions or “soft dollars” generated by the Fund to pay for brokerage and research products or services will fall within the safe harbor created by Section 28(e) of the Exchange Act, although the Fund does not intend to use “soft dollars.”

Information Barriers. Apollo currently operates without ethical screens or information barriers that some other investment management firms implement to separate persons who make investment decisions from others who might possess material nonpublic information that could influence such decisions. In an effort to manage possible risks arising from Apollo’s decision not to implement such screens, Apollo maintains a code of ethics and provides training to relevant personnel with respect to conflicts of interest and how such conflicts are identified and resolved under Apollo’s policies and procedures. In addition, Apollo’s compliance department maintains a list of restricted securities with respect to which Apollo could have access to material nonpublic information and in which Apollo Clients are not permitted to trade. In the event that any employee of Apollo obtains such material nonpublic information, Apollo will be restricted in acquiring or disposing of the relevant investments on behalf of Apollo Clients, which could impact the returns generated for such Apollo Clients.

Notwithstanding the maintenance of restricted securities lists and other internal controls, it is possible that the internal controls relating to the management of material nonpublic information could fail and result in Apollo, or one of its investment professionals or other employees, buying or selling a security while, at least constructively, in possession of material nonpublic information. Inadvertent trading on material nonpublic information could have adverse effects on Apollo’s reputation, result in the imposition of regulatory or financial sanctions and, as a consequence, negatively impact Apollo’s ability to provide its investment management services to Apollo Clients. In addition, Apollo’s investment professionals or other employees will acquire, in their capacities as investment professionals or otherwise of one or more Apollo Clients (including the Fund), nonpublic information regarding investment opportunities, business methodologies, strategies and other proprietary information that is shared with and ultimately used for the benefit of other Apollo Clients, including Apollo Clients (other than the Fund) within Apollo’s credit business segment or in Apollo’s private equity or real assets business segments. Although Apollo will endeavor to ensure that such information sharing and use does not prejudice the Fund or one or more other Apollo Clients, there can be no assurance that such endeavors will be sufficient or successful.

While Apollo currently operates without information barriers on an integrated basis, Apollo could be required by certain regulations, or decide that it is advisable, to establish information barriers. In such event, Apollo’s ability to operate as an integrated platform would be impaired, which would limit the Adviser’s access to certain Apollo personnel and could adversely impact its ability to manage the Fund’s investments. The establishment of such information barriers could also lead to operational disruptions and result in restructuring costs, including costs related to hiring additional personnel as existing investment professionals are allocated to either side of such barriers, which could adversely affect Apollo’s business and the Fund.

Management Team. Management intends to devote sufficient time to the Fund. Apollo and its personnel will have conflicts of interest in allocating their time and services among Apollo Clients and personal investment activities. The Adviser’s personnel will work on other projects, including other Apollo Clients and Apollo’s other existing and potential business activities. In addition, Apollo’s personnel will participate in the management of the investment activities of other Apollo Clients concurrently with their obligations to the Fund. In certain circumstances, it is possible that the investments held by such Apollo Clients will be in competition with those of the Fund. None of the shareholders will have an interest in investments made by such other Apollo Clients solely by reason of their investment in the Fund.

Employees of Apollo may, from time to time, serve as directors or as board observers with respect to operating entities, the securities of which are purchased on behalf of Apollo Clients. In the event that Apollo (i) obtains material nonpublic information in such capacity with respect to the issuer of any such securities or (ii) is subject to trading restrictions pursuant to the internal policies of such issuer, Apollo will be restricted from engaging in transactions with respect to the securities or instruments of such issuer. Such a restriction could have an adverse effect on the Fund and other Apollo Clients.

Conflicts of interest are expected to arise because Apollo employees (including personnel dedicated to the Fund) will serve as directors, board observers or management committee members or in a similar capacity, of certain of the operating entities in which the Fund invests. In addition to any fiduciary duties Apollo employees owe to the Fund as directors or management committee members of operating entities, such employees may owe fiduciary duties to the other owners of such entities, which in many cases are other Apollo Clients, and to persons other than the Fund. In general, such director or similar positions are often important to the Fund’s investment strategy and often have the effect of enhancing the ability of Apollo to manage investments. However, such positions could also have the effect of impairing the ability of Apollo to sell the related securities when, and upon the terms, it otherwise desires. In addition, such positions can place Apollo employees in a position where they must make a decision that is either not in the best interests of the Fund or not in the best interests of the other owners of the operating entity where the Fund is not the sole owner of the applicable operating entity. Should an Apollo employee make a decision that is not in the best interest of such owners, such decision could subject Apollo and the Fund to claims that they would not otherwise be subject to as an investor, including claims of breach of the duty of loyalty, securities claims and other director-related claims. In addition, because of the potential conflicting fiduciary duties, Apollo could be restricted in choosing investments for the Fund, which could negatively impact returns received by the Fund.

Apollo’s three founders (the “Founders”) have established family offices (each a “Family Office” and collectively the “Family Offices”) to provide investment advisory, accounting, administrative and other services to their respective family accounts (including certain charitable accounts) in connection with their personal investment activities unrelated to their investments in Apollo entities. The investment activities of the Family Offices and the involvement of the Founders in these activities give rise to potential conflicts between the personal financial interests of the Founders and the interests of the Fund or other Apollo Clients (for example, if the Family Offices were to hold debt obligations or securities in a company in which the Fund or another Apollo Client owned equity or subordinated debt and that was experiencing financial distress). Apollo has adopted certain procedures designed to mitigate some of these potential conflicts (for example, by requiring investment professionals employed by the Family Offices to refrain from making direct investments in portfolio investments that are controlled by the Fund or other Apollo Clients or that are the subject of announced transactions involving the Fund or other Apollo Clients).

Each of the Family Offices employs its own professional staff at its own expense, and each of them conducts its day-to-day operations independently of Apollo. Set out below is a summary of certain procedures that are currently in place for certain categories of investments in which the Family Offices can participate:

•

Liquid Credit Investments. The Founders generally do not participate in decisions to invest in, nor do they have investment discretion with respect to, liquid credit investments by their respective Family Offices. To the extent a Founder does not provide guidance or participate in investment decisions with respect to liquid credit investments, its respective Family Office may participate in such investments provided that the Family Office certifies to Apollo Compliance, on a quarterly basis, that it was not directed by its respective Founder to buy, sell or vote on any such liquid credit investments. To the extent a Founder were to provide guidance or participate in investment decisions with respect to liquid credit investments on behalf of its respective Family Office, such investment opportunities would first be reviewed by Apollo for potential conflicts of interest, including for possible allocation to the Fund or other Apollo Clients.

•

Illiquid, Private Investments (Equity and Debt) and Public Equities. The Founders may provide guidance or participate in investment decisions on behalf of their respective Family Offices in connection with illiquid, private investments and public equities. These investment opportunities are reviewed by Apollo for potential conflicts of interest, including for possible allocation to the Fund or other Apollo Clients.

These procedures are designed to seek to mitigate conflicts of interest; however, there will be situations where a Family Office, with respect to certain asset classes, reviews and invests in investment opportunities that overlap with the mandates of the Fund or other Apollo Clients. These procedures can be revised by Apollo at any time without notice to, or consent from, the shareholders.

AGS and AGF. Apollo Global Securities, LLC (“AGS”), an affiliate of Apollo, which is a broker-dealer registered with the SEC and a member of FINRA, is authorized to perform, among other things, the following services: (i) conduct private placements; (ii) provide services in respect of the underwriting of securities; (iii) provide transaction advisory services, including capital markets advisory and structuring services; (iv) conduct merger and acquisition transactions; and (v) purchase and sell corporate debt securities. Apollo Global Funding, LLC (“AGF”) is a subsidiary of Apollo and an affiliate of AGS, and provides a variety of services with respect to financial instruments, including loans, that are not subject to broker-dealer regulations such as arranging, structuring and syndicating loans and providing debt advisory and other similar services. AGS and AGF are expected to, from time to time, expand the services that they perform and the activities in which they engage. AGF or AGS, as applicable, may be engaged, either by the corporate borrower (or its sponsor) or by the participating Apollo Clients (including the Fund) to provide services, and arrangements are generally made for AGF or AGS, as applicable, to receive its fees directly from the corporate borrower for services rendered (however, if the corporate borrower will not pay or reimburse such fees, the participating Apollo Clients will pay such fees).

Apollo Consulting and Other Consultants. Subject to the limitations of the Investment Company Act, SEC guidance, the Investment Advisory Agreement and the Administrative Reimbursement Agreement, the Fund may

bear the payments, fees, costs or expenses of certain services provided by, and allocable overhead of, Apollo Consulting as well as industry executives, advisors, consultants and operating executives contracted or engaged, directly or indirectly, by the Fund, the Adviser, or any affiliated service provider. Certain non-employee industry executives, advisors, consultants and operating executives may be exclusive to Apollo. “Apollo Consulting” consists of one of more entities, including Apollo Investment Consulting LLC, established or utilized by affiliates of Apollo, Apollo Clients or their respective portfolio investments, that facilitate strategic arrangements with, or engagements (including on an independent contractor or employment basis) of, any persons that the Adviser determines in good faith to be industry executives, advisors, consultants (including operating consultants and sourcing consultants), operating executives, subject matter experts or other persons acting in a similar capacity, to provide consulting, sourcing or other services (any such person, a “Consultant”) to or in respect of the Fund and other Apollo Clients and their investments. To the extent that for legal, tax, accounting, regulatory or similar reasons it is necessary or desirable that the foregoing activities be conducted by, through or with one or more affiliates of the Adviser or other persons other than Apollo Consulting, such activities will be treated for purposes of this definition as if they were conducted by Apollo Consulting.

Apollo Clients (including the Fund) for or in respect of which a Consultant provides services will typically pay, or otherwise bear, such Consultant’s fees, costs and expenses incurred in connection with its engagement of such Consultants, as well as any other operating expenses associated with such engagement (including overhead and organizational expenses attributable to Apollo Consulting).

In addition, Consultants may receive other forms of compensation from multiple sources for services provided for or in respect of the Fund (for example, fees, reimbursement of expenses or compensation received for serving as its director or in a similar capacity or providing analysis of a potential acquisition or sale). Any fees, compensation or reimbursements received by Apollo Consulting or any Consultant (including from the Fund) will be retained by, and be for the benefit of, Apollo Consulting, the applicable Consultant or any of their respective affiliates or employees.

While the expertise or responsibilities of a Consultant could be or are similar in certain or substantially all respects to those of a full-time Apollo investment professional employed by Apollo or certain functions that might customarily be performed by an investment professional employed by the manager of a private fund, the fees, costs, expenses or other compensation described above will nonetheless be borne by Apollo Clients or their investments, including the Fund, due to, among other things, factors that distinguish these engagements from those of Apollo investment professionals. Any determinations relating to Apollo Consulting or any Consultant to be engaged by the Fund, will, in each case, be made by Apollo in good faith, which includes Apollo being authorized in its sole discretion to determine that certain functions carried out by Consultants will instead be carried out by Apollo employees, or a mix of Consultants and employees, if, for example, it believes that the ability to offer an employment relationship would provide Apollo with greater flexibility in attracting the personnel it desires.

Operating Partners Generally. With respect to an operating partner, Apollo generally retains, or otherwise enters into a joint venture arrangement with, such operating partner on an ongoing basis through a consulting or joint venture arrangement involving the payment of annual retainer fees or other forms of compensation. Such operating partner may receive success fees, performance-based compensation and other compensation for assistance provided by such operators in sourcing and diligencing investments for the Fund (subject to the requirements of the Investment Company Act) and other Apollo Clients. Such annual retainer fees, success fees, performance-based compensation and the other costs of retaining such operating partners may be borne directly by the Fund as fund expenses. None of the compensation or expenses described above will be offset against any management fees or incentive compensation payable to the Adviser in respect of the Fund. Such operating partners (including operating partners in which the Fund may own an interest) may operate assets on behalf of the Fund, as well as other Apollo Clients and may also operate assets for third parties.

Selection of Service Providers. As described above, the Adviser will generally select the Fund’s service providers (including affiliated service providers) and will determine the compensation of such providers without review by or the consent of any shareholders but with Board approval. The Fund, regardless of the relationship to Apollo of the person performing the services, will bear the fees, costs and expenses related to such services. This will create an incentive for the Adviser to select an affiliated service provider, or to otherwise select service providers based on the potential benefit to Apollo or its affiliates rather than to the Fund (subject to the requirements of the Investment Company Act and applicable guidance). For example, the Adviser can select service providers that use their or their respective affiliates’ premises, for which the Adviser does not currently, but may in the future, receive overhead, rent or other fees, costs and expenses in connection with such on-site arrangement. Furthermore, the Adviser can engage the same service provider to provide services to the Fund that also provides services to Apollo or any such affiliate, which creates a potential conflict of interest to the extent the interests of such parties are not aligned. For example, a law firm can at the same time act as legal counsel to the Fund, the Adviser or any of their respective affiliates. The Adviser and their respective affiliates address these conflicts of interest by using reasonable diligence to ascertain whether each service provider (including law firms) provides its service on a “best execution” basis, taking into account factors such as expertise, operational and regulatory controls, availability and quality of service and the competitiveness of compensation rates in comparison with other service providers satisfying Apollo’s or its affiliates’ service provider selection criteria. In addition, in the event such service providers are affiliates of Apollo (as opposed to third parties), the engagement of such providers must typically comply with any conditions applicable to affiliate transactions described herein. Apollo from time to time enters into arrangements with service providers that provide for fee discounts for services rendered to Apollo and its affiliates. For example, certain law firms retained by Apollo discount their legal fees for certain legal services, such as legal advice in connection with firm operational, compliance and related matters. To the extent such law firms also provide legal services to Apollo Clients with respect to such matters, such Apollo Clients also enjoy the benefit of such fee discount arrangements. Legal services rendered for investment transactions, however, are typically charged to Apollo and Apollo Clients without a discount or at a premium. Legal fees for transactions that are not consummated are also typically charged at a discount.

Apollo Compensation-Related Conflicts. The percentage of profits Apollo is entitled to receive and the terms applicable to such performance-based compensation vary among Apollo Clients. Because the opportunity to receive performance-based compensation is based on the success of investments, to the extent the rates or other terms applicable to such compensation differ among Apollo Clients and subject to the Investment Company Act, Apollo will be incentivized to dedicate increased resources and allocate more profitable or more attractive investment opportunities to Apollo Clients bearing higher performance compensation rates or to Apollo Clients whose governing documents contain less restrictive terms regarding such compensation. In addition, Apollo will be incentivized to allocate investment opportunities away from Apollo Clients that have suffered losses and have not yet achieved a priority return threshold and, instead, allocate them to Apollo Clients that are more likely to actively generate performance-based compensation. In addition, the portion of any fees payable in connection with any investment that are allocable to investments by Co-Investors will not reduce management fees paid by any Apollo Client and will be retained by and be for the benefit of the Adviser or any of their respective affiliates or employees. Therefore, the Adviser will be perceived to be incentivized to allocate a greater portion of such investment to Co-Investors than it would have otherwise allocated to Co-Investors in the absence of such arrangements. Apollo has adopted written allocation policies and procedures to help address conflicts arising in the allocation of resources and investment opportunities among Apollo Clients.

Similarly, management fees or higher management fees will be perceived to incentivize Apollo to dedicate increased resources and allocate more profitable or more attractive investment opportunities to Apollo Clients who are charged such management fees or higher management fees.

Finally, the right to receive performance-based compensation also creates a potential conflict of interest in the valuation of investments. Apollo has prepared accounting guidelines regarding the recognition of asset impairment and has also adopted written valuation policies and procedures intended to address conflicts of interests that arise in respect of the valuation of the Fund’s assets.

Valuation of Fund Assets. There can be situations in which Apollo is potentially incentivized to influence or adjust the valuation of the Fund’s assets. For example, the Adviser could be incentivized to employ valuation methodologies that improve the Fund’s track record and increase the adjusted cost of investments used to determine the amount of management fees due. Apollo has adopted valuation policies to address these potential conflicts.

Fees Paid to Apollo. Certain fees received by the Adviser will not be applied to reduce management fees and a portion of such fees will be retained by and be for the benefit of the Adviser or any of its affiliates or employees, in each case, in accordance with the fee arrangements set forth in the Advisory Agreement and Administrative Reimbursement Agreement, as applicable).

Strategic Relationship with Athene and Athora. Athene Holding Ltd. (together with its subsidiaries, “Athene”) is a retirement services company that issues, reinsures and acquires retirement savings products designed for individuals and institutions seeking to fund retirement needs. The products and services offered by Athene include fixed-income and fixed-indexed annuity products, reinsurance services offered to third-party annuity providers and institutional products, such as funding agreements. Athora Holding Ltd. is a strategic platform that acquires or reinsures blocks of insurance business in the German and broader European life insurance market (together with its subsidiaries, “Athora”). In exchange for an advisory fee, Apollo provides asset management and advisory services to Athene and Athora, including asset allocation services, direct asset management services, asset and liability matching management, mergers and acquisitions, asset diligence hedging and other asset management services. Apollo also provides sub-allocation services with respect to a portion of Athene’s and Athora’s assets and allocates such assets across Apollo Clients in a manner that often characterizes Athene and Athora as captive permanent capital vehicles in relation to Apollo’s business. Additionally, Apollo and Athene (as well as Apollo and Athora) also have considerable overlap in ownership and, as a result, from time to time Apollo is or may be perceived to be able to exercise significant influence over matters requiring shareholder approval relating to Athene’s and Athora’s businesses, including approval of significant corporate transactions, appointment of members of Athene’s and Athora’s management, election of directors, approval of the termination of Athene’s and Athora’s investment management agreements and determination of Athene’s and Athora’s corporate policies. As a result of the relationship between (x) Apollo and Athene and (y) Apollo and Athora, Athene’s and/or Athora’s participation (as well as the respective accounts or assets that they manage) in an Apollo Client (other than the Fund) is typically accompanied by strategic partnership treatment and in connection with investing Athene’s and Athora’s assets across Apollo Clients (other than the Fund), Apollo grants Athene and Athora certain preferential terms, including reduced management fee and carried interest rates that are lower than those applicable to the other fund investors, access to co-investment opportunities and other preferential terms, that in each case, are not subject to “most favored nations” treatment by other fund investors. Furthermore, as stated above, as Apollo provides asset management and advisory services to Athene and Athora, there will be instances where certain transactions (such as, for example, cross-trades among Apollo Clients (other than the Fund), the provision of financing or other transactions between Apollo Clients or potential or existing portfolio companies of Apollo Clients, on the one hand, and Athene and/or Athora, on the other hand, in each case, subject to the limitations of the Investment Company Act) present conflicts of interest from the perspective of the involved parties, which would include Apollo itself or through its ownership of or significant influence over Athene and Athora.

Further, as Athene, Athora and/or their affiliates or portfolio companies invest in a number of Apollo Clients (other than the Fund) and may seek to restructure or otherwise modify their respective balance sheet holdings from time to time, they may request to transfer their interests in Apollo Clients to each other, to portfolio companies of Apollo or Apollo Clients or to third parties. Apollo is incentivized to consent to such transfers (notwithstanding that the applicable general partner can grant or withhold its consent in its sole discretion), due to the fact that such transfers may, among other things, relieve the respective balance sheets of Athene, Athora and/or their affiliates or portfolio companies in a manner that allows them to fund other Apollo Clients or Apollo initiatives. Additionally, Athene holds interests in entities within the Apollo corporate structure that are recipients of all or a portion of the fees earned by the Adviser. Apollo, any affiliate thereof or one or more Apollo Clients could acquire interests in, Apollo or an affiliate thereof could enter into advisory arrangements with, or any of the foregoing could otherwise transact or enter into relationships with other businesses (such as, by way of example only and not of limitation, other insurance businesses) in a manner similar to the relationships with Athene, Athora and/or their affiliates or portfolio companies, in which case the conflicts and other issues described in this paragraph could apply, potentially more acutely depending on the nature and degree of the relationship, with respect to each such other business.

Creation of Other Entities; Restructuring. Except as expressly prohibited under a contractual restriction to which Apollo is subject, Apollo will be permitted to market, organize, sponsor, act as general partner or manager or as the primary source for transactions for other pooled investment vehicles or managed accounts, which can be offered on a public or private placement basis, and to restructure and monetize interests in Apollo, or to engage in other investment and business activities. Such activities raise conflicts of interest for which the resolution may not be currently determinable.

Relationship among the Fund, the Adviser and the Investment Team. The Adviser will have a conflict of interest between its responsibility to act in the best interests of the Fund, on the one hand, and any benefit, monetary or otherwise, that could result to it or its affiliates from the operation of the Fund, on the other hand.

The functions performed by the Adviser are not exclusive. The officers and employees of the Adviser and its affiliates will devote such time as the Adviser deems necessary to carry out the operations of the Fund effectively. The Adviser has rendered in the past and will continue to render in the future various services to others (including investment vehicles and accounts that have the ability to participate in similar types of investments as those of the Fund) and perform a variety of other functions that are unrelated to the management of the Fund and the selection and acquisition of the Fund’s investments.

Potential Duties to Other Stakeholders. The Adviser is an affiliate of AGM. The shares of Class A common stock of AGM are publicly traded on the New York Stock Exchange. As a result, the Adviser has duties or incentives relating to the interests of AGM’s stockholders that could differ from and that could conflict with the interests of the Fund and its shareholders, such as conflicts arising from the allocation of expenses, special fee offsets and investment opportunities (in particular, opportunities in the financial services industry). Apollo will endeavor to resolve such conflicts in a manner that Apollo determines in good faith to be fair and equitable to the extent possible under the prevailing facts and circumstances. Apollo will seek to allocate investment opportunities in the financial services industry between Apollo and Apollo Clients in accordance with their respective governing documents and will evaluate such opportunities in accordance with its allocation policies and procedures. In the past, the application of such policies has resulted in the allocation by Apollo of certain investment opportunities relating to the alternative investment management business to Apollo rather than to the Apollo Clients, and Apollo expects to allocate such opportunities in a similar manner in the future.

The foregoing discussion of conflicts does not purport to be a complete enumeration or explanation of the actual and potential conflicts involved in an investment in the Fund. Prospective investors should read this prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program develops and changes over time, an investment in the Fund may be subject to additional and different actual and potential conflicts. Although the various conflicts discussed herein are generally described separately, prospective investors should consider the potential effects of the interplay of multiple conflicts.

CODE OF ETHICS

The Fund’s Board of Directors has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act and have also approved the Adviser’s code of ethics that was adopted by it in accordance with Rule 17j-1 and Rule 204A-1 under the Investment Advisers Act of 1940. These codes of ethics establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to a code may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the code’s requirements.

The code of ethics is available on the EDGAR Database on the SEC’s website at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov. This reference to the website does not incorporate the contents of the website into this prospectus.

PROXY VOTING POLICIES

The Board of Directors of the Fund has delegated the voting of proxies for Fund securities to the Adviser pursuant to the Adviser’s proxy voting guidelines. Under these guidelines, the Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. A copy of the Adviser’s proxy voting policy is attached as Appendix B.

Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12 month period ended June 30 will be available without charge by calling (888) 301-3838, or on the SEC’s website at http://www.sec.gov. This reference to the website does not incorporate the contents of the website into this prospectus.

DESCRIPTION OF SHARES

The following description of the terms of the Fund’s Common Shares is only a summary. For a complete description, please refer to the Maryland General Corporation Law, and the Fund’s charter and Bylaws. The charter and Bylaws are exhibits to the Registration Statement, of which this prospectus forms a part.

Outstanding Securities. The following table sets forth information with respect to the outstanding securities of the Fund as of December 31, 2021.

Title of Class	Amount of Shares Authorized	Amount of Shares Held by the Fund for its Account	Amount of Shares Outstanding
Common Shares	999,998,466	0	15,573,575

The Fund’s Board of Directors may, without any action by the Fund’s shareholders, approve amendments to the Fund’s charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of any class or series of stock that the Fund is authorized to issue. Additionally, the Fund’s charter authorizes the Board of Directors to classify and reclassify any unissued shares of common stock into one or more classes or series of stock, including preferred stock, from time to time, by setting or changing the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption for each class or series. Although the Fund has no present intention of doing so, it could issue a class or series of stock that could delay, defer or prevent a transaction or change in control of the Fund that might otherwise be in the common shareholders’ best interest.

Common Shares

General. All Common Shares offered pursuant to this prospectus will be, upon issuance, duly authorized, fully paid and nonassessable. All Common Shares offered pursuant to this prospectus will be of the same class and will have identical rights, as described below. Holders of Common Shares are entitled to receive distributions when, as and if authorized by the Board of Directors and declared by the Fund out of assets legally available for the payment of distributions. Common Shareholders have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of the Fund’s securities. Common Shares are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. All Common Shares have equal earnings, assets, distribution, liquidation and other rights.

Distributions. Distributions may be paid to the Common Shareholders if, as and when authorized by the Fund’s Board of Directors and declared by the Fund out of assets legally available therefor.

If any shares of preferred stock are outstanding, Common Shareholders generally will not be entitled to receive any distributions from the Fund unless (1) the Fund has paid all accumulated dividends on the preferred stock, (2) the Fund has redeemed the full number of shares of preferred stock required to be redeemed by any provision for mandatory redemption of such preferred stock, (3) immediately after such a distribution, the Fund has an asset coverage of at least 200%, (4) the assets in the Fund’s portfolio meet any asset coverage requirements set forth by the Fund’s lenders or any applicable rating agency, in each case, after giving effect to such a distribution, and (5) there is no event of default existing under the terms of any of the Fund’s borrowings, in each case, after giving effect to such distributions. See “Leverage.”

So long as senior securities representing indebtedness of the Fund are outstanding, Common Shareholders generally will not be entitled to receive any distributions from the Fund unless (1) there is no event of default existing under the terms of such indebtedness, (2) immediately after such a distribution, the Fund has an asset coverage of at least 300% and (3) the assets in the Fund’s portfolio meet any asset coverage requirements set forth by the Fund’s lenders or any applicable rating agency, in each case, after giving effect to such a distribution. See “Leverage.”

Liquidation Rights. Common Shareholders are entitled to share ratably in the assets legally available for distribution to the Fund’s Common Shareholders in the event of the liquidation, dissolution or winding up of the Fund, after payment of or adequate provision for all of the Fund’s known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon. These rights are subject to the preferential rights of outstanding shares of any other class or series of the Fund’s stock, including any preferred stock.

Voting Rights. Each outstanding share of common stock generally entitles the holder to cast one vote on all matters submitted to a vote of the Fund’s shareholders, including the election of Directors. The presence of Common Shareholders entitled to cast a majority of the votes entitled to be cast at a meeting of the Fund’s shareholders constitutes a quorum at the meeting, except with respect to any matter that, under applicable law or the Fund’s charter requires a separate vote of one or more classes of the Fund’s stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter will constitute a quorum.

The Fund’s charter provides that, except as may otherwise be provided in the Fund’s Bylaws, Directors will be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. There is no cumulative voting in the election of Directors. Consequently, at each annual meeting of the Fund’s shareholders, the holders of a majority of the outstanding shares of stock entitled to vote in the election of such Directors will be able to elect all of the successors of the class of Directors whose terms expire at that meeting. If any shares of preferred stock are outstanding, holders of any outstanding preferred stock will have the exclusive right to elect two of the Fund’s Directors at all times. Pursuant to the Fund’s charter and Bylaws, the Board of Directors may amend the Bylaws from time to time to alter the vote required to elect a Director.

Under the rules of the NYSE applicable to listed companies, the Fund is required to hold an annual meeting of shareholders in each fiscal year. If for any reason the common stock is not listed on the NYSE (or any other national securities exchange, the rules of which require annual meetings of the Fund’s shareholders) or such rule otherwise ceases to apply to the Fund, subject to its ability to do so under Maryland law, the Fund may amend its Bylaws so that the Fund is not otherwise required to hold annual meetings of shareholders.

Issuance of Additional Shares. The provisions of the Investment Company Act generally require that the public offering price of common stock of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the NAV of the company’s common stock (calculated within 48 hours of pricing), unless the sale is made with the consent of a majority of the Fund’s common shareholders. Any sale of common stock by the Fund will be subject to the requirements of the Investment Company Act.

Preferred Stock

The Fund’s charter authorizes the Board of Directors to classify and reclassify any unissued shares of common stock into shares of other classes or series of stock, including preferred stock, without the approval of the holders of Common Shares. Holders of Common Shares have no preemptive right to purchase any shares of preferred stock that the Fund may issue. The Fund may elect to issue preferred stock as part of a leveraging strategy.

Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by the Fund’s charter to set the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption for each class or series. Thus, the Board of Directors could authorize the Fund to issue shares of preferred stock with terms that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for common shareholders or otherwise be in their best interest. Any issuance of preferred stock, however, must comply with the requirements of the Investment Company Act.

The Investment Company Act, among other things, requires that the holders of outstanding shares of preferred stock, voting separately as a class, have the right to elect at least two Directors at all times. The remaining Directors will be elected by common and preferred shareholders, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, preferred shareholders will have the right to elect a majority of the Directors at any time that two years’ dividends on any outstanding shares of preferred stock are unpaid.

Certain Provisions of the MGCL and the Fund’s Charter and Bylaws

The MGCL and the Fund’s charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire the Fund by means of a tender offer, proxy contest or otherwise. These provisions are designed to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Fund to negotiate first with the Board of Directors. The Fund believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors. The Fund’s Board of Directors is divided into three classes of Directors serving staggered three-year terms. Upon expiration of their current terms, Directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify, and each year one class of Directors will be elected by the shareholders. A classified board may render a change in control of the Fund or the removal of the Fund’s incumbent management more difficult. The Fund believes, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of the Fund’s management and policies.

Election of Directors. The Fund’s charter and Bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of Directors will be required to elect a Director. As noted above, pursuant to the Fund’s charter, the Board of Directors may amend the Bylaws from time to time to alter the vote required to elect a Director.

Number of Directors; Vacancies; Removal. The Fund’s charter provides that the number of Directors will be set only by the Board of Directors in accordance with the Fund’s Bylaws. The Fund’s Bylaws provide that a majority of the entire Board of Directors may at any time increase or decrease the number of Directors. However, unless the Fund’s Bylaws are amended, the number of Directors cannot be less than the minimum number required by the MGCL or more than 12.

The Fund’s charter provides that, at such time as the Fund has at least three independent directors and its common stock is registered under the Exchange Act, the Fund elects to be subject to the provision of Subtitle 8 of Title 3 of the MGCL regarding the filling of vacancies on the Board of Directors. For that reason, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the Directors remaining in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act.

The Fund’s charter provides that a Director may be removed only for cause, as defined in the charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of Directors.

Action by Shareholders. Under the MGCL, shareholder action can be taken only at an annual or special meeting of shareholders or, unless the charter provides for shareholder action by less than unanimous written consent (which is not the case for the Fund’s charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of the Fund’s Bylaws regarding the calling of a shareholder-requested special meeting of shareholders discussed below, may have the effect of delaying consideration of a shareholder proposal until the next annual meeting of shareholders.

Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals. The Fund’s Bylaws provide that, with respect to an annual meeting of shareholders, the nomination of individuals for election as Directors and the proposal of other business to be considered by the Fund’s shareholders may be made only (1) pursuant to the Fund’s notice of the meeting, (2) by or at the direction of the Board of Directors or (3) by a shareholder of the Fund who was a shareholder of record both at the time the shareholder provides the notice required by the Fund’s Bylaws and at the time of the annual meeting, who is entitled to vote at the meeting in the election each individual so nominated or on such other business and who has complied with the advance notice requirements of, and provided the information required by, the Fund’s Bylaws. With respect to special meetings of the Fund’s shareholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of individuals for election as Directors at a special meeting of shareholders may be made only (i) by or at the direction of the Board of Directors or (ii) if the special meeting has been called in accordance with the Fund’s Bylaws for the purpose of electing directors, by any shareholder of the Fund who is a shareholder of record both at the time the shareholder provides the notice required by the Fund’s Bylaws and at the time of the special meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice requirements of, and provided the information required by, the Fund’s Bylaws.

Calling of Special Meetings of Shareholders. The Fund’s Bylaws provide that special meetings of the Fund’s shareholders may be called by the Board of Directors and certain of the Fund’s officers. The Fund’s Bylaws also provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders must be called by the secretary of the Fund upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting. The Fund’s secretary will inform the requesting shareholders of the reasonably estimated cost of preparing and mailing the notice of meeting (including the Fund’s proxy materials), and the requesting shareholders must pay the estimated cost before the secretary may prepare and mail notice of the special meeting.

Control Share Acquisitions. Subtitle 7 of Title 3 of the MGCL, commonly known as the Maryland Control Share Acquisition Act (the “MCSAA”), provides that, once a corporation has at least 100 beneficial owners of its capital stock and a registered closed-end fund elects to opt-in to the MCSAA, control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite shareholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of the corporation to call a special meeting of shareholders to be held within 10 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. Such meeting must be held within 50 days after the day on which the corporation has received the request and the undertaking. If no request for a meeting is made, the corporation may itself present the question at any shareholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in the Fund’s Bylaws compliance with the Investment Company Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of shareholders at which the voting rights of the shares are considered and not approved, and without regard to the absence of voting rights of the control shares. If voting rights for control shares are approved at a shareholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The MCSAA does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the articles of incorporation or Bylaws of the corporation.

The Fund has opted-in to the MCSAA. The Bylaws for the Fund provide that the provisions of the MCSAA do not apply to the voting rights of the holders of any preferred shares of the Fund (but only with respect to such preferred shares).

Business Combinations. Under Subtitle 6 of Title 3 of the MGCL (the “Business Combination Act”), once a corporation has at least 100 beneficial owners of its capital stock and subject to certain limited exceptions not applicable to the Company, “business combinations” between a Maryland corporation and an interested shareholder or an affiliate of an interested shareholder are prohibited for five years after the most recent date on which the interested shareholder becomes an interested shareholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested shareholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then-outstanding voting stock of the corporation.

A person is not an interested shareholder under this statute if the Board approved in advance the transaction by which the shareholder otherwise would have become an interested shareholder. However, in approving a transaction, the Board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the Board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested shareholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested shareholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested shareholder.

These super-majority vote requirements do not apply if the corporation’s common shareholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested shareholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board before the time that the interested shareholder becomes an interested shareholder, which may discourage others from trying to acquire control of the Fund and increase the difficulty of consummating any offer.

Subtitle 8 of Title 3 of the MGCL. The Fund is subject to Subtitle 8 of Title 3 of the MGCL. Subtitle 8 permits Maryland corporations with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to be subject, by provision in its charter or Bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or Bylaws, to any or all of the following five provisions: a classified board; a two-thirds shareholder vote requirement for removing a director; a requirement that the number of directors be fixed only by vote of the directors; a requirement that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred; and a requirement that the request of the holders of at least a majority of all votes entitled to be cast shall be necessary to call a special meeting of shareholders. Through provisions in the Fund’s charter and Bylaws, some unrelated to Subtitle 8, the Fund includes provisions classifying the Fund’s Board of Directors in three classes serving staggered three-year terms; require the affirmative vote of the holders of not less than two-thirds of all of the votes entitled to be cast on the matter for the removal of any director from the board, which removal is allowed only for cause; vest in the board the exclusive power to fix the number of directorships, subject to limitations set forth in the Fund’s charter and Bylaws, and fill vacancies; and require the written request of shareholders entitled to cast not less than a majority of all votes entitled to be cast at such meeting to call a shareholder –initiated special meeting.

Approval of Extraordinary Corporate Action; Amendment of the Fund’s Charter and Bylaws. Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, consolidate, sell all or substantially all of its assets or engage in a statutory share exchange, unless approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.

The Fund’s charter generally provides for approval of charter amendments and extraordinary transactions by the shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter, except that the

Fund’s charter provides that the following matters require the approval of shareholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter:

•

amendments to the provisions of the Fund’s charter relating to the classification of the Board of Directors, the power of the Board of Directors to fix the number of directors and to fill vacancies on the Board and the vote required to elect or remove a Director;

•

charter amendments that would convert the Fund from a closed-end company to an open-end company or make the Fund’s common stock a redeemable security (within the meaning of the Investment Company Act);

•	the liquidation or dissolution of the Fund or charter amendments to effect the liquidation or dissolution of the Fund;

•	amendments to the provisions of the Fund’s charter relating to the vote required to approve the dissolution of the Fund, charter amendments and extraordinary transactions

•

any merger, consolidation, statutory share exchange or sale or exchange of all or substantially all of the Fund’s assets that the Maryland General Corporation Law requires be approved by the Fund’s shareholders; or

•

any transaction between the Fund, on the one hand, and any person or group of persons acting together that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly (other than solely by virtue of a revocable proxy), of one-tenth or more of the voting power in the election of Directors generally, or any affiliate of such a person, group or member of such a group (collectively “Transacting Persons”), on the other hand.

However, if such amendment, proposal or transaction is approved by at least two-thirds of the Fund’s continuing directors (in addition to approval by the Board of Directors), the amendment, proposal or transaction may instead be approved by a majority of the votes entitled to be cast on such amendment, proposal or transaction, except that any transaction including Transacting Persons that would not otherwise require shareholder approval under the Maryland General Corporation Law would not require further shareholder approval unless another provision of the Fund’s charter requires such approval. The “continuing directors” are defined in the Fund’s charter as its current Directors and Directors whose nomination for election by the Fund’s shareholders or whose election by the Directors to fill a vacancy on the Board is approved by a majority of the continuing directors then serving on the Board of Directors.

The Fund’s charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of the Fund’s Bylaws and to make new Bylaws.

CLOSED-END FUND STRUCTURE

The Fund is a diversified, closed-end management investment company (commonly referred to as a closed-end fund). Unlike open-end funds (e.g., mutual funds) closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. As a result, if shareholders wish to sell common shares of a closed-end fund they must trade them on the market as they would with respect to any other stock at the prevailing market price at that time. If the shareholder wishes to sell shares of a mutual fund, the mutual fund will redeem or buy back the shares at “net asset value.”

Shares of closed-end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Fund’s Board of Directors might consider from time to time engaging in transactions such as open-market repurchases, tender offers for shares or other programs intended to reduce the discount. The Fund cannot guarantee or assure, however, that the Fund’s Board of Directors will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to NAV per common share.

REPURCHASE OF COMMON SHARES

Because the Fund is a closed-end management investment company, its shareholders will not have the right to cause the Fund to redeem their Common Shares. Instead, the Fund’s Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act that the Fund may purchase at market prices from time to time its Common Shares in the open market but is under no obligation to do so.

Notwithstanding the foregoing, at any time if the Fund has preferred shares outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (i) all accrued preferred shares dividends have been paid and (ii) at the time of such purchase, redemption or acquisition, the Fund has an asset coverage of at least 200% after deducting the amount of such purchase, redemption or acquisition, as applicable. Similarly, if the Fund has outstanding indebtedness, the Fund generally may not purchase, redeem or acquire its capital stock unless the Fund has an asset coverage of at least 300% after deducting the amount of such purchase, redemption or acquisition, as applicable. See “Leverage.” Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of Common Shares or to make a tender offer for those shares. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing approved by the Fund’s Board of Directors would have to comply with the NYSE listing requirements and the Exchange Act, the Investment Company Act, and the rules and regulations thereunder.

There is no assurance that, if action is undertaken to repurchase or tender for Common Shares, such action will result in the Common Shares trading at a price that approximates their NAV. Although share repurchases and tenders could have a favorable effect on the market price of the Fund’s Common Shares, shareholders should be aware that the acquisition of Common Shares by the Fund will decrease the total assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio and decreasing the asset coverage with respect to any preferred shares outstanding and any amounts borrowed.

TAX MATTERS

The discussion below provides general tax information related to an investment in Common Shares of the Fund. Because tax laws are complex and often change, shareholders should consult their tax advisors about the tax consequences of an investment in the Fund. Unless otherwise noted, the following tax discussion applies only to U.S. shareholders that hold the Common Shares as a capital asset (generally, property held for investment). A U.S. shareholder is, for U.S. federal income tax purposes, an individual who is a citizen or resident of the United States, a U.S. corporation, or any estate or trust the income of which is subject to U.S. federal income tax regardless of its source.

The Fund has elected to be treated and intends to qualify each taxable year as a regulated investment company under Subchapter M of the Code. To qualify under Subchapter M for the favorable tax treatment accorded to regulated investment companies, the Fund must, among other things: (1) distribute to its shareholders in each taxable year at least 90% of the sum of its investment company taxable income (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss, but without regard to the deduction for dividends paid) and its net tax-exempt income; (2) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in “Qualified Publicly Traded Partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market) that derive less than 90% of their gross income from the items described in (a) above); and (3) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is represented by the securities (other than U.S. government securities or securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships. As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

A regulated investment company that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary taxable income for such calendar year and 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year, plus any shortfalls from any prior year’s required distribution, is liable for a 4% excise tax on the portion of the undistributed amounts of such income that are less than the required distributions. For these purposes, the Fund will be deemed to have distributed any income on which it paid federal income tax. To avoid the imposition of this excise tax, the Fund intends to make the required distributions of its ordinary taxable income and its capital gain net income, to the extent possible, by the close of each calendar year. However, for cash management purposes, the Fund may elect to retain distributable amounts and pay excise tax as described above.

Distributions to shareholders by the Fund of ordinary income (including “market discount” realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains generally will qualify for the maximum 20% U.S. federal income tax rate on long-term capital gains, regardless of the length of time the shareholder has owned Common Shares of the Fund. It is anticipated that distributions paid by the Fund will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum tax rate applicable to “qualified dividend income” of non-corporate shareholders. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital that is applied against and reduces the shareholder’s basis in his or her Common Shares of the Fund. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Common Shares. A non-corporate shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax to individual shareholders.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Shares of the Fund. Shareholders receiving distributions in the form of additional Common Shares of the Fund will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues additional Common Shares with a fair market value equal to or greater than NAV, in which case, shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Common Shares.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by shareholders) on December 31 of the year in which declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

For U.S. federal income tax purposes, the Fund is permitted to carry forward a net capital loss for any year to offset future capital gains. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the Fund and may not be distributed as such to shareholders. The Fund may not carry forward any losses other than net capital losses.

In general, the sale or other disposition of Common Shares will result in capital gain or loss to shareholders. A holder’s gain or loss generally will be a long-term gain or loss if the Common Shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, net capital gains are taxed at a maximum rate of 20%, while short-term capital gains and other ordinary income are taxed at a maximum rate of 37%. Losses realized by a holder on the sale or exchange of Common Shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such Common Shares. In addition, no loss will be allowed on the sale or other disposition of Common Shares if the owner acquires (including pursuant to the dividend reinvestment plan) or enters into a contract or option to acquire securities that are substantially identical to such Common Shares within 30 days before or after the disposition. In such case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

A 3.8% Medicare contribution tax is imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

The Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will endeavor to monitor its transactions and will endeavor to make the appropriate tax elections and the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The Fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

Under section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts and certain foreign currency options or futures contracts, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October and ordinary losses incurred after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

Properly reported dividends are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund could report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder would need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary could withhold even if the Fund designated the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Distributions that the Fund reported as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the Fund’s direct or indirect interests in U.S. real property exceed certain levels. Instead, if the foreign shareholder does not own more than 5% of the outstanding shares of the Fund at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by the Fund and will be treated as ordinary dividends to the foreign shareholder; if the foreign shareholder owns more than 5% of the outstanding shares of the Fund at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 21% withholding tax and could subject the foreign shareholder to U.S. filing requirements. Additionally, if the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from the Fund could be subject to the 21% withholding tax and U.S. filing requirements unless more than 50% of the Fund’s shares were owned by U.S. persons at such time or unless the foreign person had not held more than 5% of the Fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.

Separately, a withholding tax of 30% will apply to Fund dividends paid to shareholders that are non-U.S. entities unless such shareholders comply with certain reporting requirements to the tax authorities of their home jurisdictions or the IRS (for non-U.S. investment funds and financial institutions) or the Fund (other non-U.S. entities) as to identifying information (including name, address and taxpayer identification number) of their direct and indirect U.S. owners.

The foregoing tax discussion is for general information only. The provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its shareholders are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Fund’s transactions. The foregoing does not represent a detailed description of the federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, persons that will hold Common Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for federal income tax purposes, or persons subject to the special accounting rules under section 451(b) of the Code. Shareholders are advised to consult with their own tax advisors for more detailed information concerning federal income tax matters.

PLAN OF DISTRIBUTION

The Fund may offer, from time to time, Common Shares, and certain of the Fund’s shareholders may sell Common Shares, on an immediate, continuous or delayed basis, in one or more underwritten public offerings, “at the market” offerings (through one or more underwriters or dealers acting as principal or agent for the Fund) or a combination of both offerings under this prospectus and any related prospectus supplement. The Fund may offer to sell securities either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices, or at negotiated prices. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will disclose any sales loads, discounts, commissions, fees or other compensation paid to any underwriter, dealer or agent, the offering price, net proceeds and use of proceeds and the terms of any offering of the securities.

Underwriters or agents may receive compensation from the Fund in the form of discounts, concessions or commissions. Underwriters may sell Common Shares to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the Common Shares may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from the Fund and any profit realized by them on the resale of the Common Shares may be deemed to be underwriting discounts and commissions under the Securities Act. Any such compensation received from the Fund will be described in the applicable prospectus supplement. The maximum amount of compensation to be received by any Financial Industry Regulatory Authority (FINRA) member or independent broker-dealer will not exceed 8.0% for the sale of any securities being registered pursuant to Rule 415 under the Securities Act. The Fund will not pay any compensation to any underwriter or agent in the form of warrants, options, consulting or structuring fees or similar arrangements.

If a prospectus supplement so indicates, the Fund may grant the underwriters an option, exercisable for 45 days from the date of the prospectus supplement, to purchase an additional amount of Common Shares to cover over-allotments, if any, at the public offering price, less the underwriting discounts and commissions.

The Fund anticipates that from time to time certain underwriters or agents may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be underwriters or agents and, subject to certain restrictions, may act as brokers while they are underwriters or agents. Certain underwriters and agents may perform investment banking and advisory services for the Adviser and its related parties from time to time, for which they would receive customary fees and expenses. Certain underwriters and agents may, from time to time, engage in transactions with or perform services for the Adviser and its affiliates in the ordinary course of business.

A prospectus and accompanying prospectus supplement in electronic form may be made available on the websites maintained by underwriters and agents. The underwriters and agents may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for Internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters and agents to securities dealers who resell securities to online brokerage account holders.

ADMINISTRATIVE, CUSTODIAN AND TRANSFER AGENT SERVICES

U.S. Bancorp Fund Services, LLC, located 615 East Michigan Street, Milwaukee, WI 53202, serves as administrator (“Administrator”) to the Fund pursuant to a Fund Administration Servicing Agreement. U.S. Bank, National Association (together, “U.S. Bank”), located at 1 Federal Street, Boston, MA 02110, serves as the Fund’s custodian pursuant to a Custody Agreement.

Under the terms of the agreements, U.S. Bank is responsible for providing services necessary in the daily operations of the Fund, such as maintaining the Fund’s books and records, calculating the Fund’s NAV, settling all portfolio trades, preparing regulatory filings and acting as corporate secretary.

Under the Fund Administration Servicing Agreement, the Fund pays the Administrator an annual asset-based fee, which is payable monthly. The fee is calculated at the following rate: 0.06% on the first $200 million; 0.04% on the next $300 million; and 0.03% on the balance above $500 million. In addition, the Administrator is entitled to certain out of pocket expenses and the fees are subject to a minimum annual fee.

AST, located at 6201 15th Avenue, Brooklyn, NY 11219, serves as the Fund’s transfer agent and dividend paying agent with respect to the Common Shares.

LEGAL OPINIONS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Willkie Farr & Gallagher LLP, New York, New York. Willkie Farr & Gallagher LLP may rely as to certain matters of Maryland law on the opinion of Miles & Stockbridge, P.C., Baltimore, Maryland.

FISCAL YEAR

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on December 31. For tax purposes, the Fund has adopted the 12-month period ending December 31 of each year as its taxable year.

FINANCIAL STATEMENTS

The audited financial statements and financial highlights included in the annual report to the Fund’s shareholders for the fiscal year ended December 31, 2021 (the “2021 Annual Report”), together with the report of [●] on the financial statements and financial highlights included in the 2021 Annual Report, are incorporated herein by reference and are not part of the registration statement, this prospectus or any prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[●], [address] is the Fund’s independent registered public accounting firm.

INCORPORATION BY REFERENCE

This prospectus is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. We incorporate by reference into this prospectus the documents listed below and any future filings we make with the SEC pursuant to Section 30(b)(2) of the Investment Company Act and Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, including any filings on or after the date of this prospectus from the date of filing (excluding any information furnished, rather than filed), until we have sold all of the offered securities to which this prospectus and any accompanying prospectus supplement relates or the offering is otherwise terminated. The information incorporated by reference is an important part of this prospectus. Any statement in a document incorporated by reference into this prospectus will be deemed to be automatically modified or superseded to the extent a statement contained in (1) this prospectus or (2) any other subsequently filed document that is incorporated by reference into this prospectus modifies or supersedes such statement. The documents incorporated by reference herein include:

•	the Fund’s [annual report on Form N-CSR] for the fiscal year ended December 31, 2021, filed with the SEC on February [ ], 2022;

•	the Fund’s definitive proxy statement on Schedule 14A, filed with the SEC on May 20, 2021; and

•

the description of the Fund’s Common Shares contained in the Registration Statement on Form 8-A (File No. 001-35086) filed with the SEC on February 16, 2011, including any amendment or report filed for the purpose of updating such description prior to the termination of this offering.

The Fund will provide without charge to each person, including any beneficial owner, to whom this prospectus is delivered, upon written or oral request, a copy of any and all of the documents that have been or may be incorporated by reference in this prospectus or the accompanying prospectus supplement. You should direct requests for documents by calling (800) 882-0052:

The Fund makes available this prospectus and the Fund’s annual and semi-annual reports, free of charge, at www.apollofunds.com. You may also obtain this prospectus and the other documents incorporated by reference and other information the Fund files electronically, including reports and proxy statements, on the SEC website (http://www.sec.gov) or with the payment of a duplication fee, by electronic request at publicinfo@sec.gov. Information contained in, or that can be accessed through, the Fund’s website is not incorporated by reference into this prospectus and should not be considered to be part of this prospectus or the accompanying prospectus supplement.

APPENDIX A

DESCRIPTION OF S&P, MOODY’S AND FITCH RATINGS*

The following is a description of certain ratings assigned by S&P, Moody’s & Fitch.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S)

Long Term Ratings

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Short-Term Ratings

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

*

The ratings indicated herein are believed to be the most recent ratings available at the date of this prospectus for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund’s fiscal year end

Short-Term Municipal Ratings

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P Global Ratings (S&P)

Long-Term Issue Credit Ratings

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, they may be outweighed by large uncertainties or major exposure to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or Minus (–): Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

Notes Ratings

An S&P Notes rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

•	Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note.

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

D: D is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

FITCH RATINGS LTD.

International Long-Term Credit Ratings

AAA: Highest Credit Quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. A ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. BB ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly Speculative. B ratings indicate that material credit risk is present.

CCC: Substantial Credit Risk. CCC ratings indicate that substantial credit risk is present.

CC: Very High Levels of Credit Risk. CC ratings indicate very high levels of credit risk.

C: Exceptionally High Levels of Credit Risk. C indicates exceptionally high levels of credit risk.

International Short-Term Credit Ratings

F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative Short-Term Credit Quality . Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High Short-Term Default Risk. Default is a real possibility.

D: Default. Indicates the default of a short-term obligation.

Plus (+) or Minus (–): The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to AAA ratings and ratings below CCC. For the short-term rating category of F1, a “+” may be appended.

Appendix B

Proxy Voting Policies and Procedures

of

Apollo Credit Management, LLC

SEC registered advisers that have the authority to vote client proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures (i) reasonably designed to ensure that the adviser votes proxies in the best interests of its clients and (ii) that include how the adviser addresses material conflicts that may arise between the adviser’s interests and those of its clients. It is expected that, in most cases, Apollo Credit Management, LLC (the “adviser”) will invest the assets of its clients in securities that do not generally carry voting rights. When a client account does have voting rights in a security, it follows the proxy voting policies and procedures summarized below:

In determining how to vote, officers of the adviser will consult with each other and other investment professionals affiliated with the adviser, taking into account the interests of the adviser’s clients and investors as well as any potential conflicts of interest. The adviser will consult with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, the adviser may, if it so elects, resolve it by following the recommendation of a disinterested third party, including by seeking the direction of the independent directors of the client or, in extreme cases, by abstaining from voting. While the adviser may retain an outside service to provide voting recommendations and to assist in analyzing votes, the adviser does not expect to delegate its voting authority to any third party.

An officer of the adviser will keep a written record of how all such proxies are voted. The adviser will retain records of (1) proxy voting policies and procedures, (2) all proxy statements received (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast, (4) investor requests for voting information, and (5) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, the adviser may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

The adviser’s proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, the adviser will vote proxies in accordance with these guidelines unless: (1) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) it is necessary to vote contrary to the general guidelines to maximize shareholder value or the best interests of the adviser’s clients. In reviewing proxy issues, the adviser generally uses the following guidelines:

Elections of Directors: In general, the adviser will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company’s board of directors, or the adviser determines that there are other compelling reasons for withholding a vote, it will determine the appropriate vote on the matter. The adviser may withhold votes for directors that fail to act on key issues, such as failure to: (1) implement proposals to declassify a board, (2) implement a majority vote requirement, (3) submit a rights plan to a shareholder vote or (4) act on tender offers where a majority of shareholders have tendered their shares. Finally, the adviser may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement or where, in the adviser’s discretion, the cost of voting will outweigh the perceived benefit.

B-1

Appointment of Auditors: The adviser believes that the board of an issuer remains in the best position to choose its independent auditors and the adviser will generally support management’s recommendation in this regard.

Changes in Capital Structure: Changes in an issuer’s charter or by-laws may be required by state or federal regulation. In general, the adviser will cast client votes in accordance with management on such proposals. However, the adviser will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

Corporate Restructurings, Mergers and Acquisitions: The adviser believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, the adviser will analyze such proposals on a case-by-case basis and vote in accordance with its perception of client interests.

Proposals Affecting Shareholder Rights: The adviser generally will vote in favor of proposals that give shareholders a greater voice in the affairs of an issuer and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, the adviser will balance the financial impact of the proposal against any impairment of shareholder rights as well as of a client’s investment in the issuer.

Corporate Governance: The adviser recognizes the importance of good corporate governance. Accordingly, the adviser generally will favor proposals that promote transparency and accountability within an issuer.

Anti-Takeover Measures: The adviser will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure’s likely effect on shareholder value dilution.

Stock Splits: The adviser generally will vote with management on stock split matters.

Limited Liability of Directors: The adviser generally will vote with management on matters that could adversely affect the limited liability of directors.

Social and Corporate Responsibility: The adviser will review proposals related to social, political and environmental issues to determine whether they may adversely affect shareholder value. The adviser may abstain from voting on such proposals where they do not have a readily determinable financial impact on shareholder value.

B-2

Apollo Credit Management, LLC

Privacy Policy

Dear Client or Investor:

Apollo Global Management, Inc. (“Apollo”) and its subsidiaries1 (together “us”, “we”, or “Apollo”) take precautions to maintain the privacy of personal information concerning Apollo’s current and prospective investors who are individuals/natural persons. These precautions include the adoption of certain procedures designed to maintain and secure such investors’ nonpublic personal information from inappropriate disclosure to third parties. U.S. federal regulations require Apollo to inform investors of its privacy policy regarding what kinds of information it collects and the circumstances in which that information may be disclosed to third parties. Please see the Appendix to this Policy for additional information about our privacy practices regarding the European Union, United Kingdom, Cayman Islands, and other jurisdictions that may grant natural persons certain privacy rights.

We collect nonpublic personal information about investors from the following sources:

•

information Apollo receives from an investor in its subscription documentation, other forms or agreements, and correspondence (written, telephonic, or electronic), including identifiers, such as an investor’s name, address, social security number, and commercial information such as assets, income, and amounts or types of such investor’s investments;

•

commercial information about an investor’s transactions with Apollo, its affiliates, and nonaffiliated third parties, such as an investor’s capital account balance, other account data, and participation in other investments; and

•	commercial information Apollo may receive from a consumer reporting agency, such as an investor’s credit history.

We do not disclose any nonpublic personal information about prospective, current, or former investors to anyone, except as requested or authorized by an investor or to certain affiliates and service providers as permitted or as otherwise required by law or regulation. We do not sell your nonpublic personal information.

Except as described below or as otherwise required by law or regulation, we do not disclose to affiliates or to nonaffiliates any nonpublic personal information about you. We do disclose information to affiliates and nonaffiliated third parties for our everyday business purposes, such as to process your transactions, maintain your investments in funds managed by Apollo, and to respond to court orders and legal investigations, or as permitted by law. We also provide such information to our affiliates, attorneys, banks, auditors, securities brokers, and service providers as may be necessary to facilitate the acceptance and management of your investments in funds managed by Apollo and to enable them to perform services on our behalf. We may also provide your name, address, telephone number, social security number, or financial condition information to affiliates or nonaffiliated third parties, such as broker-dealers, engaged in marketing activities on our behalf, such as the solicitation of your investment in future funds managed by Apollo. We will require such third party service providers and financial institutions to protect the confidentiality of the investors’ nonpublic personal information and to use the information only for purposes for which it is disclosed to them. We maintain physical, electronic, and procedural safeguards that comply with U.S. federal standards to safeguard the investors’ nonpublic personal information.

We will adhere to the policies and practices described in this privacy policy regardless of whether the investor is a prospective, current or former investor.

If you have any questions concerning this privacy policy, please contact privacy@apollo.com.

[1]	Subsidiaries of Apollo also include entities that conduct their business under names that do not include the “Apollo” name.

Appendix: European Union, United Kingdom, Cayman Islands, and Other Jurisdictional Privacy Notice

This notice, along with the Apollo Privacy Policy above, describes how Apollo,2 as a data controller, collects and processes personal information about natural persons residing in the European Union, the United Kingdom, and other jurisdictions that may grant natural persons certain privacy rights,3 as well as in relation to an Apollo entity that is established in the European Union or United Kingdom or an entity that is established in the Cayman Islands (“Personal Information”). This notice also provides such persons with information about the rights they may have in relation to Personal Information. If we materially change our privacy practices regarding Personal Information, we will notify relevant individuals. For purposes of this Appendix, “investors” includes directors, officers, employees, and owners of investors that are not natural persons.

Investors provide us with Personal Information in connection with their investments in Apollo funds, which may include address, social security number, wire transfer instructions, and the amount of assets or income. This information is required before investors can be accepted into an Apollo fund, and not providing it may mean that we are not able to accept an investment. Investors provide us with information in subscription documentation, and may continue to provide information through ongoing communications with us by mail, e-mail, or telephone.

We also collect Personal Information from third-party consultants, fund administrators, identity verification services, and credit reference agencies.

As permitted by applicable laws, we use Personal Information primarily to communicate with investors.

We use Personal Information to:

•

comply with our obligations to investors under contract, and if not strictly necessary for this, to meet our legitimate business interests in providing our services most efficiently. This processing benefits investors by supporting our provision of services, and we do not use Personal Information in ways other than those set out in this notice;

•

support our business development and marketing initiatives. We do this to meet our business interests in expanding our business. We only send direct electronic marketing messages where recipients have agreed to this or as otherwise permitted by applicable law. Individuals can opt out of receiving such messages at any time by using the opt-out mechanisms that may be available in those messages or by contacting us via the channels provided below;

•	protect our rights and support our legitimate interests in managing our business effectively;

•

maintain security and prevent or detect crime and fraud. In many cases we are required to do this by applicable laws, but will otherwise do so to meet our interests in maintaining security and preventing crime, which is also in the interest of our investors;

•	compliance with applicable laws to meet our legitimate interests or those of a third party; and

•	audit compliance with Apollo’s corporate policies and contractual obligations. This is necessary to meet our legal and regulatory obligations, for example to financial services regulators, and if not

[2]

As defined in the Apollo Privacy Policy, “Apollo” refers to Apollo Global Management, Inc. and its subsidiaries. Subsidiaries of Apollo also include entities that conduct their business under names that do not include the “Apollo” name.

[3]

Individuals in Andorra, Argentina, Australia, California, Canada, Europe, Faroe Islands, Guernsey, Hong Kong, Israel, Isle of Man, Japan, Jersey, Mexico, New Zealand, Singapore, South Korea, Switzerland, the United Kingdom, Uruguay, and certain other jurisdictions may have certain data subject rights. These rights vary, but they may include the right to: (i) request access to and rectification or erasure of their personal data; (ii) restrict or object to the processing of their personal data; and (iii) obtain a copy of their personal data in a portable format. Individuals may also have the right to lodge a complaint about the processing of personal data with a data protection authority.

strictly necessary to meet these obligations, to allow us to meet our interests in running our business to our high corporate standards, which is beneficial to investors as these help protect investments and information.

We disclose information for the purposes disclosed in the Apollo Privacy Policy and on the grounds described above in this notice.

We take our responsibility to protect the privacy and confidentiality of Personal Information very seriously.

We maintain physical, electronic, and procedural safeguards to store and secure Personal Information from unauthorized access, alteration, and destruction. Our control policies, for example, authorize access to investor information only by individuals who need such access to do their work.

We may transfer the information we collect, as permitted by applicable laws, to the United States and other countries where we or our service providers have facilities. When we transfer Personal Information to a country that is not regarded as ensuring an adequate level of protection for Personal Information under European Union, United Kingdom, the Cayman Islands, or other applicable laws, we put in place appropriate safeguards (such as standard contractual clauses approved by the European Commission or other relevant authority, where the transfer is necessary for the performance of a contract between you and us or between us and a third party in your interest, where the transfer is necessary to establish, exercise or defend legal claims, or where the transfer is made for important reasons of public interest) in accordance with applicable legal requirements. For more information on the safeguards in place, please contact us at the details below.

We retain Personal Information for as long as we have a relationship with the individuals to whom the information relates, and for a period after our relationship has ended. When deciding how long to keep Personal Information after our relationship has ended, we take into account how long we need to retain the information to fulfill the purposes described above and to comply with our legal regulatory obligations, including obligations of our regulators. We may also retain Personal Information to investigate or defend against potential legal claims in accordance with the limitation periods of countries where legal action may be brought.

Subject to local law, individuals may have certain additional rights regarding their Personal Information. In particular, individuals may have the right to object to our uses of their Personal Information. Individuals who would like to discuss or exercise such rights can contact us at the details below. These additional rights may include the rights to: (i) access Personal Information; (ii) rectify the Personal Information we hold; (iii) erase Personal Information; (iv) restrict our use of Personal Information; (v) receive Personal Information in a usable electronic format and transmit it to a third party (also known as the right of data portability); and (vi) lodge a complaint with a data protection authority in the United Kingdom or the EEA Member State in which you live, work or where the infringement occurred or in respect of an entity organized under the laws of the Cayman Islands, the Ombudsman in the Cayman Islands.

Please contact privacy@apollo.com with any questions about this notice or our data privacy and data protection practices. The Apollo point of contact for Apollo entities established outside the European Union and United Kingdom is: Apollo Management International LLP, 25 St. George Street, London W1S 1FS, United Kingdom, privacy@apollo.com.

APOLLO SENIOR FLOATING RATE FUND INC.

[                 ] Shares of Common Stock

PROSPECTUS

[●], 2022

The information in this prospectus supplement is not complete and may be changed. Apollo Senior Floating Rate Fund Inc. may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus supplement is not an offer to sell these securities and is not soliciting offers to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED FEBRUARY 18, 2022

PROSPECTUS SUPPLEMENT

(To Prospectus dated [●], 2022)

APOLLO SENIOR FLOATING RATE FUND INC.

Up to [●] Shares of Common Stock

The Fund. Apollo Senior Floating Rate Fund Inc. (the “Fund”) is a corporation organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as a diversified, closed-end management investment company. The Fund commenced operations on February 23, 2011 following the initial public offering of the Fund’s shares of common stock.

The Offering. We are offering for sale up to [●] shares of common stock of the Fund (“Common Shares”). The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “AFT.” The last reported sale price of the Fund’s Common Shares, as reported by the NYSE on [●] was $[●] per Common Share. The net asset value (“NAV”) of the Fund’s Common Shares at the close of business on [●] was $[●] per Common Share.

Sales of Common Shares, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange.

Before buying any of the Fund’s Common Shares, you should read the discussion of the risks of investing in the Fund in “Risk Factors” beginning on page [●] of the accompanying prospectus, including the information incorporated by reference therein.

Neither the U.S. Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus supplement is [●]

Please retain this prospectus supplement and the accompanying prospectus for future reference. Together it sets forth concisely the information about the Fund you should know before investing. You should read the prospectus and this prospectus supplement carefully before deciding whether to invest. This prospectus supplement, and the accompanying prospectus are part of a “shelf” registration statement filed with the SEC. This prospectus supplement describes the specific details regarding this offering, including the method of distribution. If information in this prospectus supplement is inconsistent with the accompanying prospectus, you should rely on this prospectus supplement. You may call (800) 882-0052 to request the Fund’s annual and semi-annual reports or other information about the Fund, and to make shareholder inquires. The Fund makes available the Fund’s annual and semi-annual reports, free of charge, at www.apollofunds.com. Information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus supplement. You may also obtain other information regarding the Fund on the SEC’s website (http://www.sec.gov) or with the payment of a duplication fee, by electronic request at publicinfo@sec.gov.

You should not construe the contents of this prospectus supplement and the accompanying prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

The Common Shares are not a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. Neither the Fund nor the underwriters have authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell its Common Shares in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus supplement and the accompanying prospectus is accurate only as of the date of this prospectus supplement and the date of the accompanying prospectus, respectively. The Fund’s business, financial condition, prospects and risks may have changed since that date.

S-i

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus supplement and the accompanying prospectus contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this prospectus supplement as well as in the accompanying prospectus. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of securities the Fund holds, the price at which the Fund’s shares will trade in the public markets and other factors discussed in our periodic filings with the SEC.

Although the Fund believes that the expectations expressed in these forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in these forward-looking statements. The Fund’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” section of the accompanying prospectus. All forward-looking statements contained or incorporated by reference in this prospectus supplement or the accompanying prospectus are made as of the date of this prospectus supplement or the accompanying prospectus, as the case may be. Except for the Fund’s ongoing obligations under the federal securities laws, the Fund does not intend, and undertakes no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

Currently known risk factors that could cause actual results to differ materially from the Fund’s expectations include, but are not limited to, the factors described in the “Risk Factors” section of the accompanying prospectus. Please review carefully that section for a more detailed discussion of the risks of an investment in the Fund’s Common Shares.

PROSPECTUS SUPPLEMENT SUMMARY

The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this prospectus supplement and in the accompanying prospectus.

The Fund. The Fund is a diversified, closed-end management investment company. The Fund seeks to achieve its investment objective by investing primarily in senior, secured loans made to companies whose debt is rated below investment grade (“Senior Loans”) and investments with similar characteristics. Senior Loans typically hold a first lien priority and pay interest at rates that are determined periodically on the basis of a floating base lending rate plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) or the Secured Overnight Financing Rate (“SOFR”), and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate used by commercial lenders. Senior Loans are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrower(s)”) that operate in various industries and geographical regions. The Fund seeks to generate current income and preservation of capital through a disciplined approach to credit selection and under normal market conditions will invest at least 80% of its Managed Assets (as defined in the accompanying prospectus) in floating rate Senior Loans and investments with similar economic characteristics. This policy and the Fund’s investment objective are not fundamental and may be changed by the board of directors of the Fund with at least 60 days’ prior written notice provided to shareholders. Part of the Fund’s investment objective is to seek preservation of capital. The Fund’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that the Fund will achieve its investment objective. The Fund’s Common Shares are listed for trading on the NYSE under the symbol “AFT.”

Leverage. The Fund utilizes leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Fund has entered into an amended and restated credit facility (the “Amended Credit Facility”) with Sumitomo Mitsui Banking Corporation as lender. The use of leverage is a speculative technique that involves special risks associated with the leveraging of common stock. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed. See “Leverage” in the accompanying prospectus.

Investment Adviser. Apollo Credit Management, LLC (the “Adviser”), located at 9 West 57th Street, New York, NY 10019, serves as the Fund’s investment adviser. The Adviser is responsible for the day-to-day management of the Fund.

The Offering. The Fund has entered into a Sales Agreement with [●] (the “Sales Agreement”) relating to its Common Shares offered by this prospectus supplement and the accompanying prospectus. In accordance with the terms of the Sales Agreement, the Fund may offer and sell up to $[●] of its Common Shares from time to time through [●] as its agent or principal for the offer and sales of the Common Shares. Under the Investment Company Act, the Fund generally may not sell any Common Shares at a price below the current NAV of such Common Shares, exclusive of any distributing commission or discount. Accordingly, the offering of Common Shares may be suspended from time to time, particularly when Common Shares are trading at a discount to their NAV. There is no guarantee that there will be any sales of the Common Shares pursuant to this prospectus supplement and the accompanying prospectus.

Sales of the Fund’s Common Shares, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act.

Use of Proceeds. The net proceeds from the issuance of Common Shares hereunder will be invested in accordance with the Fund’s investment objective and policies as described in the section of the accompanying prospectus titled “Investment Objective and Policies”. The net proceeds will be invested in accordance with our investment objective and policies as promptly as possible but no later than six months from the date on which the proceeds from an offering are received by the Fund. Pending such investments, those proceeds may be invested in cash, cash equivalents, government securities and short-term fixed income securities.

[Depending on market conditions and operations, a portion of the cash held by the Fund, including any proceeds raised from the offering, may be used to pay distributions in accordance with the Fund’s distribution policy and may be a return of capital.]

SUMMARY OF FUND EXPENSES

The purpose of the following table and example below is to help you understand the fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly, as a result of an offering. The table reflects the use of leverage in the form of borrowings in an amount equal to [33]% of the Fund’s Managed Assets (after the leverage is incurred), and shows Fund expenses as a percentage of net assets attributable to Common Shares. The Fund’s actual expenses may vary from the estimated expenses shown in the table. The extent of the Fund’s assets attributable to leverage following an offering, and the Fund’s associated expenses, are likely to vary (perhaps significantly) from these assumptions.

Shareholder Transaction Expenses	Percentage of Offering Price
Sales load paid by you (as a percentage of offering price)	[●]%	(1)
Offering Expenses borne by Common Shareholders (as a percentage of offering price) (1)	[●]%
Dividend reinvestment plan fees	[None]	(2)

Annual Expenses	Percentage of Net Assets (6) Attributable to Common Shares (Includes Leverage)
Investment management fee (3)	[	●]%
Interest payments on borrowed funds (4)	[	●]%
Other expenses (5)	[	●]%
Total annual Fund operating expenses	[	●]%

(1)	Holders of Common Shares will pay all offering expenses involved with the offering.
(2)

[There is no charge to participants for reinvesting dividends or capital gains distributions. The Fund’s plan agent service fee for handling the reinvestment of such dividends and capital gains distributions will be paid by the Fund. Shareholders will bear a proportionate share of brokerage commissions on all open market purchases.]

(3)

The Adviser receives a monthly management fee for its advisory services equal to an effective annual rate of 1.0% of the average daily value of the Fund’s Managed Assets assuming that [●] Common Shares are outstanding and the amount of leverage of [33]% of the Fund’s Managed Assets is used.

(4)

Interest expense assumes that leverage represents [33]% of the Fund’s Managed Assets and is charged at an interest rate pursuant to the Amended Credit Facility. As of the date of this prospectus, the annualized interest rate on the drawn balance is [●]%.

(5)	“Other expenses” are based upon estimated amounts for the current fiscal year and assumes [●] Common Shares are outstanding.
(6)

For purposes of the Fee Table, the Fund’s net assets have been calculated as Managed Assets less the principal amount of borrowings under the Amended Credit Facility. As of the date of this prospectus supplement, the Fund does not have any preferred shares outstanding.

Example

The following example illustrates the hypothetical expenses (including the sales load of $[●], estimated offering expenses of this offering of $[●] and the estimated costs of borrowings with the Fund utilizing leverage representing [●]% of the Fund’s Managed Assets) that you would pay on a $1,000 investment in Common Shares, assuming (1) total net annual expenses of [●]% of net assets attributable to Common Shares and (2) a 5% annual return:

1 Year	3 Years	5 Years	10 Years
$[●]	$[●]	$[●]	$[●]

*

The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower. The example assumes that the estimated “Other expenses” set out in the Fee Table is accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

USE OF PROCEEDS

The net proceeds from the issuance of Common Shares hereunder will be invested in accordance with the Fund’s investment objective and policies as described in section of the accompanying prospectus titled “Investment Objective and Policies”. The net proceeds will be invested in accordance with the Fund’s investment objective and policies as promptly as possible but no later than six months from the date on which the proceeds from the offering are received by the Fund. Pending such investments, those proceeds may be invested in cash, cash equivalents, government securities and short-term fixed income securities.

[Depending on market conditions and operations, a portion of the cash held by the Fund, including any proceeds raised from the offering, may be used to pay distributions in accordance with the Fund’s distribution policy and may be a return of capital. A return of capital is a return to investors of a portion of their original investment in the Fund. In general terms, a return of capital would involve a situation in which a Fund distribution (or a portion thereof) represents a return of a portion of a shareholder’s investment in the Fund, rather than making a distribution that is funded from the Fund’s earned income or other profits. Although return of capital distributions may not be currently taxable, such distributions would decrease the basis of a shareholder’s Common Shares, and therefore, may increase a shareholder’s tax liability for capital gains upon a sale of Common Shares, even if sold at a loss to the shareholder’s original investments.]

PRICE RANGE OF COMMON SHARES

The following table sets forth, for the quarters indicated, the highest and lowest daily closing prices on the NYSE per Common Share, and the NAV per Common Share and the premium to or discount from NAV, on the date of each of the high and low market prices.

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/(Discount) on Date of Market Price
During Quarter Ended	High	Low	High	Low	High	Low

As of [●], the NAV per Common Share of the Fund was $[●] and the market price per Common Share was $[●], representing a premium to NAV of [●]%.

As of [●], the Fund has outstanding [●] Common Shares.

CAPITALIZATION

Pursuant to the Sales Agreement, the Fund may offer and sell Common Shares having an aggregate offering price of up to $[●], from time to time through [●] as its agent or principal for the offer and sale of the Common Shares under this prospectus supplement and the accompanying prospectus. There is no guarantee that there will be any sales of the Common Shares pursuant to this prospectus supplement and the accompanying prospectus. The table below assumes that the Fund will sell [●] Common Shares at an assumed price of $[●] per share (the last reported sale price per share of the Common Shares on the NYSE on [●]). Actual sales, if any, of the Common Shares, and the actual application of the proceeds thereof, under this prospectus supplement and the accompanying prospectus may be different than as set forth in the table below. In addition, the price per share of any such sale may be greater or less than $[●], depending on the market price of the Common Shares at the time of any such sale. To the extent that the market price per share of the Common Shares on any given day is less than the NAV per share on such day, the Fund will instruct [●] not to make any sales on such day.

The following table sets out the Fund’s capitalization:

(1)	on a historical basis as of December 31, 2021; and

(2)

on a pro forma basis as adjusted to reflect (i) the assumed sale of [●]Common Shares at an assumed price of $[●]per share (the last reported sale price per share of the Common Shares on the NYSE on [●]) in an offering under this prospectus supplement and the accompanying prospectus and (ii) after deducting the assumed commission of $[●] (representing an estimated commission paid to [●] of [●]% of the gross sales price per share sold under the Sales Agreement).

As of December 31, 2021
	Actual (audited)	As Adjusted (unaudited)
NET ASSETS AVAILABLE TO COMMON SHARES consist of:
Total distributable earnings	$	$
Par value of Common Shares	$	$
Paid-in capital in excess of par value of Common Shares	$	$
Total Net Assets Available to Common Stock	$	$
NET ASSET VALUE PER COMMON SHARE:
Common Shares Outstanding
Common Share NAV	$	$

PLAN OF DISTRIBUTION

[The Fund entered into the Sales Agreement with [●], under which the Fund may issue and sell from time to time up to $[●] of Common Shares through or to [●], as sales agent or principal. Sales of the Fund’s Common Shares, if any, under this prospectus supplement and the accompanying prospectus may be made in transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act.

Each time the Fund wants to issue and sell Common Shares under the Sales Agreement, the Fund will notify [●] of the number of Common Shares to be issued, the dates on which such sales are anticipated to be made and any minimum price below which sales may not be made. Once the Fund has so instructed [●], unless [●] declines to accept the terms of this notice, [●] has agreed to use commercially reasonable efforts consistent with its normal trading and sales practices to sell such shares up to the amount specified on such terms. The obligations of [●] under the Sales Agreement to sell Common Shares are subject to a number of conditions.

The settlement between the Fund and [●] is generally anticipated to occur on the second trading day following the date on which the sale was made. Sales of Common Shares as contemplated in this prospectus supplement will be settled through the facilities of The Depository Trust Company or by such other means as the Fund and [●] may agree upon. There is no arrangement for Common Shares to be received in an escrow, trust or similar arrangement.

The Fund will pay [●] commissions for its services in acting as agent or principal in the sale of Common Shares. [●] is entitled to compensation at a commission rate of up to [●]% of the gross sales price per share sold under the Sales Agreement. Because there is no minimum offering amount required as a condition to close this offering, the actual total public offering amount, commissions and proceeds to the Fund, if any, are not determinable at this time. [The Fund has also agreed to reimburse [●] for certain specified expenses, including the reasonable and documented fees and disbursements of its legal counsel in an amount not to exceed $[●].] In connection with the sale of the Common Shares, [●] may be deemed to be an “underwriter” within the meaning of the Securities Act and the compensation of [●] may be deemed to be underwriting commissions or discounts. The Fund has agreed to provide indemnification and contribution to [●] with respect to certain civil liabilities, including liabilities under the Securities Act. The Fund estimates that the total expenses for the offering, excluding compensation payable to [●] under the terms of the Sales Agreement, will be approximately $[●].

The offering of Common Shares pursuant to this prospectus supplement will terminate upon the earlier of (i) the sale of all Common Shares provided for in this prospectus supplement, or (ii) termination of the Sales Agreement as permitted therein.

This summary of certain provisions of the Sales Agreement does not purport to be a complete statement of its terms and conditions. A copy of the Sales Agreement is filed with the SEC and are incorporated by reference into the registration statement of which this prospectus supplement is a part.

[●] and its affiliates may in the future provide various investment banking, commercial banking and other financial services for the Fund and its affiliates, for which services they may in the future receive customary fees.]

LEGAL MATTERS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Willkie Farr & Gallagher LLP, counsel to the Fund and Miles & Stockbridge P.C., Maryland counsel to the Fund. [Certain legal matters will be passed on by [●] as special counsel to the Underwriters in connection with the offering.]

INCORPORATION BY REFERENCE

This prospectus supplement is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. We incorporate by reference into this prospectus supplement the documents listed below and any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, including any filings on or after the date of this prospectus supplement from the date of filing (excluding any information furnished, rather than filed), until we have sold all of the offered securities to which this prospectus supplement relates or the offering is otherwise terminated. The information incorporated by reference is an important part of this prospectus supplement. Any statement in a document incorporated by reference into this prospectus supplement will be deemed to be automatically modified or superseded to the extent a statement contained in (1) this prospectus supplement or

(2) any other subsequently filed document that is incorporated by reference into this prospectus supplement modifies or supersedes such statement. The documents incorporated by reference herein include:

•	The Fund’s Prospectus, dated [●];

•	the Fund’s [annual report on Form N-CSR] for the fiscal year ended December 31, 2021, filed with the SEC on February [●], 2022;

•	the Fund’s definitive proxy statement on Schedule 14A, filed with the SEC on May 20, 2021; and

•

the description of the Fund’s Common Shares contained in the Registration Statement on Form 8-A (File No. 001-35086) filed with the SEC on February 16, 2011, including any amendment or report filed for the purpose of updating such description prior to the termination of this offering.

The Fund will provide without charge to each person, including any beneficial owner, to whom this prospectus supplement is delivered, upon written or oral request, a copy of any and all of the documents that have been or may be incorporated by reference in this prospectus supplement or the accompanying prospectus. You should direct requests for documents by calling (800) 882-0052.

The Fund makes available the prospectus and the Fund’s annual and semi-annual reports, free of charge, at www.apollofunds.com. You may also obtain this prospectus supplement, the prospectus and other documents incorporated by reference and other information the Fund files electronically, including reports and proxy statements, on the SEC website (http://www.sec.gov) or with the payment of a duplication fee, by electronic request at publicinfo@sec.gov. Information contained in, or that can be accessed through, the Fund’s website is not incorporated by reference into this prospectus supplement and should not be considered to be part of this prospectus supplement or the accompanying prospectus.

APOLLO SENIOR FLOATING RATE FUND INC.

[●] Shares of Common Stock

PROSPECTUS SUPPLEMENT

[●], 202[     ]

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1. Financial Statements

Included in Part A: Financial highlights for the fiscal years ended December 31, 2021, 2020, 2019, 2018, 2017, 2016, 2015, 2014, 2013 and 2012.

Incorporated into Parts A and B by reference:

The audited financial statements included in the Fund’s [annual report for the fiscal year ended December 31, 2021], together with the report of [                    ], on Form N-CSR, filed [            ], 2022 (File No. 811-22481).

The financial highlights included in the Fund’s annual report for the fiscal year ended December 31, 2016 on Form N-CSR, filed March 6, 2017 (File No. 811-22481).

2. Exhibits

(a)	Articles of Amendment and Restatement is incorporated herein by reference to Exhibit (a)(3) to Pre-Effective Amendment No. 4 to the Fund’s Registration Statement on Form N-2 (File No. 333-169726), filed on January 28, 2011.

(b)	Amended and Restated Bylaws is incorporated herein by reference to Exhibit 5.03 to the Fund’s Form 8-K, filed on November 24, 2020.

(c)	Not applicable

(d)	The rights of security holders are defined in the Registrant’s Articles of Amendment and Restatement (Article IV) and the Registrant’s Amended and Restated Bylaws (Article II).

(e)	Dividend Reinvestment Plan**

(f)	Not applicable

(g)	Form of Investment Advisory and Management Agreement is incorporated herein by reference to Exhibit (g) to Pre-Effective Amendment No. 5 to the Fund’s Registration Statement on Form N-2 (File No. 333-169726), filed on February 23, 2011.

(h)	Form of ATM Sales Agreement**

(i)	Not applicable

(j)	Custody Agreement by and between the Fund and U.S. Bank National Association**

(k)(1)	Transfer Agency and Registrar Services Agreement by and between the Fund and American Stock Transfer & Trust Company, LLC**

(k)(2)	Fund Administration Servicing Agreement by and between the Fund and U.S. Bancorp Fund Services, LLC**

(k)(3)	Form of Administrative Services and Reimbursement Agreement by and between the Fund and the Adviser is incorporated herein by reference to Exhibit (k)(3) to Pre-Effective Amendment No. 5 to the Fund’s Registration Statement on Form N-2 (File No. 333-169726), filed on February 23, 2011.

(k)(4)	Form of License Agreement is incorporated herein by reference to Exhibit (k)(4) to Pre-Effective Amendment No. 5 to the Fund’s Registration Statement on Form N-2 (File No. 333-169726), filed on February 23, 2011.

(k)(5)	Credit Facility Agreement**

(l)	Opinion and Consent of Miles & Stockbridge P.C.**

(m)	Not applicable

(n)	Consent of Independent Registered Public Accounting Firm**

(o)	Not applicable

(p)	Certificate of Initial Stockholder is incorporated herein by reference to Exhibit (p) to Pre-Effective Amendment No. 5 to the Fund’s Registration Statement on Form N-2 (File No. 333-169726), filed on February 23, 2011.

(q)	Not applicable

(r)(1)	Code of Ethics of the Fund**

(r)(2)	Code of Ethics of the Adviser**

(s)	Calculation of Filing Fee Tables*

(t)	Power of Attorney*

*	Filed herewith.
**	To be filed by amendment.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” on page [    ] of the prospectus is incorporated by reference, and any information concerning any underwriters will be contained in the accompanying prospectus supplement, if any.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the expenses to be incurred in connection with the offer described in this Registration Statement:

Registration and Filing Fees	$	[	]
FINRA Fees		[	]
New York Stock Exchange Fees		[	]
Costs of Printing and Engraving		[	]
Accounting Fees and Expenses		[	]
Legal Fees and Expenses		[	]

Total	$	[	]

Item 28. Persons Controlled by or under Common Control with Registrant

None.

Item 29. Number of Holders of Securities

Set forth below is the number of record holders as of [            ], 2022, of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Shares of Common Stock, par value $0.001 per share	[	]

Item 30. Indemnification

Maryland law permits a Maryland corporation to include a provision in its charter eliminating the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. The Fund’s charter contains a provision that eliminates its directors’ and officers’ liability to the maximum extent permitted by Maryland law and the Investment Company Act of 1940 (the “1940 Act” or “Investment Company Act”).

Maryland law requires a Maryland corporation (unless its charter provides otherwise, which the Fund’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. A Maryland corporation may not indemnify a director or officer who has been adjudged liable in a suit by or on behalf of the corporation or in which the director or officer was adjudged liable on the basis that a personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received; however, indemnification for an adverse judgment in a suit by or on behalf of the corporation, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The Fund’s charter authorizes it to obligate itself, and its Bylaws require it, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer of the Fund and at the request of the Fund, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any of the foregoing capacities and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding, without requiring a preliminary determination of the ultimate entitlement to indemnification. The Fund’s charter and Bylaws also permit it to indemnify and advance expenses to any individual who served any predecessor of the Fund in any of the capacities described above and any employee or agent of the Fund or any predecessor of the Fund.

In accordance with the Investment Company Act, the Fund will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Advisory Agreement Indemnification. Please refer to Section  13 of the Investment Management and Advisory Agreement (“Advisory Agreement”) between the Fund and the Adviser. In Section 13 of the Advisory Agreement, the Fund agrees to indemnify the Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any person or entity affiliated with the Adviser), against certain liabilities arising in connection with Adviser’s performance as an investment adviser to the Fund.

Administrative Services and Reimbursement Agreement. Please refer to Section 3 of the Administrative Services and Reimbursement Agreement (the “Services Agreement”) between the Fund and the Adviser. In Section 3 of the Services Agreement, the Fund agrees to indemnify the Adviser, as administrator, (and its officers, managers, partners, agents, employees, controlling persons, members and any person or entity affiliated with the Adviser), against certain liabilities arising in connection with Adviser’s provision of services under the Services Agreement.

Indemnification Agreement Indemnification. Reference is made to an Indemnification Agreement between the Fund and each Director and Officer of the Fund. Under the Indemnification Agreement, the Fund agrees to indemnify each Director and Officer for certain liabilities arising in connection with their duties as Directors or Officers, as applicable, of the Fund.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and other Connections of Investment Adviser

The description of the Adviser under the caption “Management of the Fund” in the prospectus, which forms part of this registration statement, is incorporated by reference herein. Information as to the directors and officers of the Adviser together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-72098) filed under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference. The Adviser’s principal business address is 9 West 57th Street, 43rd Floor, New York, NY 10019.

Item 32. Location of Accounts and Records

Omitted pursuant to Instruction to Item 32 of Form N-2.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

(1) Not applicable.

(2) Not applicable.

(3) Registrant undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)

to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(3)

to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

(4)

if (i) it determines to conduct one or more offerings of the Fund’s common shares (including rights to purchase its common shares) at a price below its net asset value per common share at the date the offering is commenced, and (ii) such offering or offerings will result in greater than a 15% dilution to the Fund’s net asset value per common share.

(b)

that for the purpose of determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	if the Registrant is relying on Rule 430B:

(A)

Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)

Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)

if the Registrant is relying on Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)

the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4) Registrant undertakes:

(a)

that, for the purpose of determining any liability under the Securities Act the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act will be deemed to be a part of the Registration Statement as of the time it was declared effective.

(b)

that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of the securities at that time will be deemed to be the initial bona fide offering thereof.

(5) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(7) Registrant undertakes to send by first-class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 18th day of February, 2022.

APOLLO SENIOR FLOATING RATE FUND INC.

BY:	/s/ JOSEPH MORONEY
Name:	Joseph Moroney
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on February 18, 2022.

Signature	Title

/S/ JOSEPH MORONEY JOSEPH MORONEY	President (Principal Executive Officer)

/S/ KENNETH SEIFERT KENNETH SEIFERT	Chief Financial Officer (Principal Financial and Accounting Officer)

BARRY COHEN* BARRY COHEN	Director

ROBERT L. BORDEN* ROBERT L. BORDEN	Director

GLENN N. MARCHAK* GLENN N. MARCHAK	Director

CARL J. RICKERTSEN* CARL J. RICKERTSEN	Director

TODD J. SLOTKIN* TODD J. SLOTKIN	Director

ELLIOT STEIN, JR.* ELLIOT STEIN, JR	Director

*By:	/S/ JOSEPH D. GLATT
(Joseph D. Glatt, Attorney-In-Fact)

SCHEDULE OF EXHIBITS

Exhibit No .	Description

(s)	Calculation of Filing Fee Tables

(t)	Power of Attorney